  March 31, 2001 ANNUAL REPORT

     SUNAMERICA INCOME FUNDS

      SunAmerica U.S. Government Securities Fund
[GRAPHIC]

      SunAmerica GNMA Fund
[GRAPHIC]

      SunAmerica Diversified Income Fund
[GRAPHIC]

      SunAmerica High Income Fund
[GRAPHIC]

      SunAmerica Tax Exempt Insured Fund
[GRAPHIC]
                                                           [LOGO OF SUNAMERICA
                                                           MUTUAL FUNDS]

                    Table of Contents
--------------------------------------------------------------------------------

                    INCOME MARKET REVIEW AND OUTLOOK........................   1
                    INCOME FUNDS PORTFOLIO REVIEW...........................   4

                    STATEMENT OF ASSETS AND LIABILITIES.....................  14

                    STATEMENT OF OPERATIONS.................................  16

                    STATEMENT OF CHANGES IN NET ASSETS......................  17

                    FINANCIAL HIGHLIGHTS....................................  19

                    PORTFOLIO OF INVESTMENTS................................  22

                    NOTES TO FINANCIAL STATEMENTS...........................  35

                                          [LOGO OF SUNAMERICA MUTUAL FUNDS]

     SunAmerica Income Funds Annual Report
----------------------------------------------------------------- -------------

 From the SunAmerica Income Investment Team

 Michael Cheah
 Paul Kunz
 James T. McGrath
 John Risner
 Brian Tesseyman
 Brian Wiese

 Dear Shareholders:

   Overall, the U.S. fixed income markets performed well during the annual period. The markets were dominated by the pace of U.S. economic growth and the policies of the Federal Reserve Board. There was also high volatility and great divergence in performance among the fixed income sectors.

 Market Review

   As the fiscal year began, the U.S. fixed income markets remained under pressure amid signs of excessive demand growth in the U.S. economy and Fed tightening. The Fed's rate hike of 0.50% in May 2000 brought the cumulative rise in interest rates since June 1999 to 1.75%. Yield curves generally inverted in this environment, especially in the U.S. Treasury market, where reductions in debt supply actually pushed long-term yields down. Beginning in early summer, U.S. fixed income markets rallied, as evidence of moderating U.S. economic growth eased inflation concerns and moved the Fed to the sidelines. Yield curves steepened.

   During the fourth quarter of 2000, the U.S. fixed income markets were occupied by fears of an economic hard landing and expectations that the Fed would come to the rescue with interest rate cuts in early 2001. As the economic slowdown accelerated, equity markets grew more volatile, and corporate credit quality deteriorated, there was a renewed flight to quality into the U.S. Treasury market. The result was a sharp decline in Treasury yields, led by the short end of the yield curve.

   The deceleration in economic activity at the end of 2000 was so pronounced that the Fed took two unprecedented steps. At their mid-December meeting, the Fed shifted its risk assessment for the economy directly from one of inflation to one of economic weakness. Then, on January 3, the Fed lowered interest rates by 0.50% in a surprise inter-meeting move. At the next two scheduled meetings, on January 31 and March 20, the Fed again lowered interest rates by 0.50% each time.

--------------------------------------------------------------------------------


   The yield curve became increasingly more positively sloped since the first of the new year, as U.S. and global investors flocked to short-term Treasuries and fears that a Bush tax cut would reduce the fiscal surplus impacted longer-term Treasuries. This normalized yield curve created a more favorable environment for fixed income investing. January 2001 witnessed the second best monthly performance for U.S. corporate bonds in the past ten years. Despite a decline in February and a mostly flat March, the first quarter of 2001 produced favorable results, with total returns for most U.S. fixed income sectors gaining significantly.

   For the annual period overall, U.S. Treasuries did well. Mortgage and asset-backed sectors did even better, outperforming comparable duration Treasuries. The investment grade corporate and high yield sectors underperformed, impacted by concerns about slower corporate earnings and shrinking profits. International bond markets performed relatively well during the fiscal year, with yields higher during the first half but then declining during the second.

 Market Outlook

   The outlook for the U.S. fixed income markets is quite positive. Economic activity remains sluggish, though not recessionary.

 . Initial unemployment benefit claims, a leading indicator of unemployment, are rising rapidly.

 . There has been a sharp drop in manufacturing capacity utilization, which at the end of the fiscal year stood at levels not seen since 1991.

 . Commercial banks in the U.S. have been steadily tightening their lending standards.

 . Equity market volatility continues, and, in our view, the destruction in wealth could mean lower consumer spending. Also, Americans' personal savings as a percentage of disposable income have fallen from over 7% in the early 1990s to less than 0% at present. Historically, when an economic shock, such as an energy crisis or stock market sell-off, occurs consumers generally slow their spending and rebuild their savings.

 . At the same time, the commodity price index indicates that inflation not only remains benign, but also has actually dropped since the end of 2000. A strong dollar should continue to hold down import prices.

   All of these factors lead us to believe that the Federal Reserve Board will likely remain in an aggressive easing mode at least until mid-year 2001, lowering interest rates by as much as another 1.00%. This would bring the targeted federal funds rate down from the current 5.0% to 4.0%, which is generally considered as slightly stimulative.

--------------------------------------------------------------------------------


   In addition to the supportive monetary policy, we are also encouraged by fiscal policy. The details of President Bush's tax plan show that the bulk of the tax cuts, even if enacted, will occur only after 2005. This means that the fiscal surplus should remain high in the near term--allowing the continuation of the buyback program, whereby the U.S. Treasury buys back its own longer-dated issues with budget surplus monies. The result is less supply, which, in turn, creates a perceived scarcity value for U.S. Treasuries.

   These bullish conditions for the U.S. fixed income markets should present us with attractive opportunities to invest new cash flows. With this backdrop, we present you with a portfolio review for each of the SunAmerica Income Funds on the following pages.

     SunAmerica U.S. Government Securities Fund
--------------------------------------------------------------------------------


      Investing conservatively relative to other U.S. government funds, the SunAmerica U.S. Government Securities Fund also performed well. The Fund's Class A returned 13.06% compared to 11.41% for its Lipper category for the twelve months ended March 31, 2001. Lipper ranked the Fund's Class A in the top 9% of its Lipper peer group (#14 of 169 funds) for the fiscal year. It is impressive to note that the Fund also remained a strong performer on a long-term basis, outpacing its Lipper peer average for the three years ended March 31, 2001.* (Returns do not reflect sales charges.)

                      Average Annual Returns as of 3/31/01

                                                Return
                                                 Since
                                               Inception
                                   1 yr  5 yr  10/01/93
                                  ------ ----- ---------
             A Shares
             At Net Asset Value.. 13.06% 6.40%   5.95%
             A Shares With
             Maximum Sales
             Charge..............  7.69% 5.37%   5.27%

                Past performance is no
                guarantee of future results.
                Index performance is
                hypothetical and is not
                indicative of any mutual fund
                investment.

 Portfolio Review

      The Fund's outperformance during the annual period was primarily due to effective sector and duration positioning. Early in the fiscal year, we moved away from the "one-third" structure among each of premium mortgages, short-dated securities, and U.S. Treasuries that the Fund had long held, based on the volatility we saw from sector to sector in the U.S. bond market. Instead, we chose to trade the bond market on an opportunistic basis, investing in those sectors that we believed offered the potential for greater return. As of March 31, 2001, the Fund was invested 30.2% in FNMAs and Freddie Macs, 22.8% in GNMAs, 22.2% in U.S. government agencies, 24.5% in U.S. Treasury notes and bonds, and the remainder in cash and cash equivalents. In the second half of the fiscal year, we extended the Fund's duration significantly, in anticipation of the Federal Reserve Board easing monetary policy.
    ------
    * According to Lipper Inc., SunAmerica U.S. Government Securities Fund (Class A) ranked 14 out of 169 General U.S. Government Funds for the 1 year ending 3/31/01. The Fund ranked 68 out of 119 General U.S. Government Funds for the 5 years ending 3/31/01. Ranking is based on total returns and does not take into account sales charges and fees.

     SunAmerica GNMA Fund
     (formerly SunAmerica Federal Securities Fund)
--------------------------------------------------------------------------------


      As GNMAs outperformed U.S. Treasuries for the annual period, the SunAmerica GNMA Fund performed well. The Fund's Class A returned 13.10% compared to 11.19% for its Lipper category for the twelve months ended March 31, 2001. Lipper ranked the Fund's Class A in the top 4% of its Lipper peer group (#2 of 55 funds) for the fiscal year. The Fund also outperformed impressively on a long-term basis, ranking #1 of its Lipper peer group for both the three and five year periods ended March 31, 2001 (of 42 and 38 funds, respectively).* (Returns do not reflect sales charges.)

                       Average Annual Returns as of 3/31/01

                                               Return
                                                Since
                                              Inception
                                  1 yr  5 yr  10/11/93
                                 ------ ----- ---------
                A Shares
                At Net Asset
                Value........... 13.10% 7.80%   7.02%
                A Shares With
                Maximum Sales
                Charge..........  7.73% 6.75%   6.33%

                     Past performance is no
                     guarantee of future results.
                     Index performance is
                     hypothetical and is not
                     indicative of any mutual fund
                     investment.

      Effective July 28, 2000, we changed the name of the Fund (formerly known as Federal Securities Fund) to the SunAmerica GNMA Fund. We believe that the new name more accurately reflects our investment focus on GNMAs, which are the only U.S. agency securities explicitly guaranteed by the U.S. government. The Fund's management team and its principal investment practices remain the same.

 Portfolio Review

      The Fund benefited most during the annual period from its emphasis on GNMA mortgage-backed securities. With a reduced supply of U.S. Treasuries resulting from the fiscal surplus and the U.S. Treasury buyback program, investors have been seeking an alternative government-guaranteed investment. Early in 2000, Treasury Under-Secretary Gary Gensler suggested making several changes to the relationship between the U.S. Government and Government Sponsored Entities, specifically recommending repealing their discretionary lines of credit. Since GNMAs remain the only U.S. government-guaranteed, non-Treasury securities unencumbered by credit line concerns, they outperformed both Fannie Maes and Freddie Macs.
    ------
    * According to Lipper Inc., SunAmerica GNMA Fund (Class A) ranked 2 out of 55 GNMA Funds for the 1 year ending 3/31/01. The Fund ranked 1 out of 38 GNMA Funds for the 5 years ending 3/31/01. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


      As interest rates were cut during the second half of the fiscal year, we particularly focused on low-coupon GNMAs, which have little to no refinancing risk. These low-coupon GNMAs also benefited from a scarcity value, created by strong demand as others tried to switch out of higher-coupon mortgages into these bonds. To a lesser extent, we also were invested in what are known as "seasoned burnout" GNMAs. Though higher-coupon, these mortgages have been shown to have little refinancing risk either because they are close to maturity or have not been refinanced when opportunities arose in the past. In the second half of the fiscal year, we also extended the Fund's duration significantly, in anticipation of the Federal Reserve Board easing monetary policy.

      As of March 31, 2001, the Fund was invested 57.2% in GNMAs, 13.8% in U.S. Treasury notes and bonds, 2.0% in FNMAs and Freddie Macs, 1.4% in U.S. government agencies, and 25.6% in cash and equivalents.

     SunAmerica Diversified Income Fund
--------------------------------------------------------------------------------


      SunAmerica Diversified Income Fund Class A posted a return of -3.23% for the twelve months ended March 31, 2001.* (Returns do not reflect sales charges.) The Fund was underweighted in the emerging markets sector, overweighted in the high yield sector, and was positioned shorter-than-benchmark in the U.S. government sector. Looking longer term, for the two years ended March 31, 2001, the Fund's Class A and Class B shares outperformed its peers (as tracked by Lipper Inc.).**

                       Average Annual Returns as of 3/31/01

                                               Return
                                                Since
                                              Inception
                                  1 yr  5 yr  10/05/93
                                 ------ ----- ---------
                A Shares
                At Net Asset
                Value........... -3.23% 4.53%   3.85%
                A Shares With
                Maximum Sales
                Charge.......... -7.83% 3.52%   3.18%

                     * Past performance is no
                     guarantee of future results.

 Portfolio Review

      International Bonds. Emerging markets bonds performed well over the annual period, as those markets correctly anticipated early in the fiscal year that the Federal Reserve Board tightening cycle would soon be coming to an end. Still, volatility was high. Asian emerging markets suffered. Japan's decision to pursue a 0% interest rate policy weakened the yen. The effects of this stance by the Bank of Japan rippled through virtually all of the Asian economies. Indonesia was particularly hard hit. Latin American emerging markets rallied for much of the period, helped by a smooth election in Mexico and the upgrading of Mexican debt to investment grade. Several interest rate cuts in Brazil and a stabilizing of Latin American currencies also boosted these markets. However, recent difficulties in Argentina regarding its debt burden have severely impaired the bond markets in the region. During the second half of the fiscal year, we sold two big winners for the Fund when they reached their price targets--namely Mexico's Monterey Power and Telecom Argentina.

      High Yield. The high yield market posted modestly positive returns for the fiscal year, but faced a great deal of volatility. High yield began the period with negative returns, but then seemed to have bounced off its lows of May with three of the four weeks in June seeing positive cash inflows. The sector then
    ------
    ** According to Lipper Inc., SunAmerica Diversified Income Fund (Class A) ranked 104 out of 117 Multi-Sector Income Funds for the 1 year ending 3/31/01. The Fund ranked 43 out of 60 Multi-Sector Income Funds for the 5 years ending 3/31/01. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------

    suffered in the third calendar quarter from several high profile earnings revisions. This weakness came to a selling peak in October and November. January 2001 brought a dramatic bounceback, but unfortunately the market could not hold these gains and turned negative again in March. Most of the problems in the high yield market can be traced to severe distress in the telecommunications sector, especially the wireline industry, which has been pressured due to slower customer growth and higher customer acquisition costs. The Fund's positions in PSINet, Globix, Mpower Communications and ICG Communications were the major sources of underperformance in this portion of the portfolio. Other sectors of the high yield market, notably gaming, energy and cable, remained stable to improving.

      U.S. Treasuries. U.S. government technicals remained favorable through much of the annual period, as Treasury buybacks continued and the Federal Reserve Board moved from a tightening to an easing mode. Maintaining our focus on the intermediate maturity range, we did not fully participate in the Treasury market rally at the longer end of the yield curve.

      Given the recent volatility in the sectors in which the Fund invests-- especially the high yield and emerging markets sectors--we tended to hold a slightly higher cash position than usual. At March 31, 2001, 8.1% of the Fund was in cash and cash equivalents. Going forward, we intend to reinvest these monies on an opportunistic basis, continuing to move toward an even balance among the three major components of the Fund. We remain disciplined in our process, and we continue to carry out integrated fundamental and technical analysis. We are confident that through this approach patient investors will reap the potential rewards of owning a well-diversified basket of fixed income securities.

 Winners and Losers

      As indicated above, most of the Fund's disappointments were in the telecommunications industry of the high yield sector. Indonesia's Asia Pulp & Paper (APP International Finance) also disappointed.

      In addition to the Latin American emerging markets securities mentioned above, GulfMark Offshore, a U.S. energy services company, and Allied Waste Industries, a U.S. waste management company, were among the Fund's winners.

     SunAmerica High Income Fund
------------------------------
                                -----------------------------------------------


      During a challenging period for the high yield market, SunAmerica High Income Fund Class A posted a return of--8.23% for the twelve months ended March 31, 2001. * (Returns do not reflect sales charges.) The Fund was impacted most by its overweighting in the telecommunications sector and by the underperformance of the lower-rated corporate bonds in the portfolio.

                       Average Annual Returns as of 3/31/01

                                                      Return
                                                       Since
                                                     Inception
                                  1 yr   5 yr  10 yr  9/19/86
                                 ------- ----- ----- ---------
                A Shares
                At Net Asset
                Value...........  -8.23% 3.32% 7.92%   6.54%
                A Shares With
                Maximum Sales
                Charge.......... -12.59% 2.32% 7.40%   6.18%

                     Past performance is no
                     guarantee of future results.

 Portfolio Review

      The high yield market posted modestly positive returns for the fiscal year, but faced a great deal of volatility. High yield appeared to have troughed toward the end of May, as liquidity and new issuance slowed fairly dramatically. In late August and early September, the announcement of several positive merger and acquisition transactions buoyed the market. This momentum, however, was quickly halted in mid-September by several high profile earnings shortfalls. This weakness came to a selling peak in October and November, contributing to the worst calendar quarter since 1990. January 2001 brought a dramatic bounceback, but unfortunately the market could not hold these gains and turned negative again in March.

      Most of the problems in the high yield market can be traced to severe distress in the telecommunications sector, especially the wireline industry, which has been pressured due to slower customer growth and higher customer acquisition costs. Overall, the telecommunications sector was a minor part of the high yield market until the passage of the Telecommunications Act of 1996, when dozens of start-up companies first raised capital through the high yield sector. This quickly led to an overcapitalization of the telecommunications sector. Driven by the Internet, telecommunications usage continues to increase at a rate in excess of economic growth. However, supply has recently outstripped demand, leading to the currently troubled environment. Impacting the Fund were positions in PSINet, Globix, Mpower Communications and ICG Communications. The Fund remained modestly overweighted in this sector, but we reduced our position over the period.
    ------
    * Past performance is no guarantee of the future results.

--------------------------------------------------------------------------------


      Other sectors of the high yield market, notably gaming, energy and cable, remained stable to improving. Gaming, where the Fund is neutrally weighted, grew its revenues as the economy expanded and appears to be well positioned to weather the current economic slowdown. The Fund was concentrated in higher quality names, such as MGM Grand and Mandalay Bay. During the period, we sold long-time holding Venetian Casinos, as it had reached our price objective. The energy sector, where the Fund was modestly overweighted, continued to benefit from higher oil and gas prices. Notable performers for the Fund included R&B Falcon, which was acquired over the period by Transocean Sedco Forex, an A-rated company.

      Cable was a solid sector during the fiscal year, financially and structurally well positioned in the expanding broadband market. The Fund was overweighted in this sector. Fund holding NTL underperformed, but we continued to hold the issue, as our long-term view is that this company is building a valuable asset. The Fund continued to be underweight in the basic industries sector, including paper, chemicals and steel. We believe the slowing economy and high energy prices will have an outsized effect on these industries.

      We continued to use proprietary, bottom-up credit research and analysis to improve the overall quality of the portfolio. As of March 31, 2001, 21.0% of the Fund's assets were rated in the BB range and more than 47.0% in the single B range.

      Market volatility, in large part, has been tied to equity market weakness. Looking ahead, we believe that high yield presents compelling yield returns and good fundamental value in the face of a cooling equity market. We also believe that the high yield market has already compensated for what will likely be rising default risk. In our view, the telecommunications sector needs to be rationalized. This will involve a wave of bankruptcies and restructurings, a process that has already begun and that will most likely peak by the end of 2001.

      In this environment, we are confident that our focus on companies that offer principal protection and current income will reward patient investors who may benefit from the high yield market's long-term potential.

 Winners and Losers

      R&B Falcon, Earthwatch, LaBranche & Company, P&L Coal, Schuff Steel and Vialog Corp. were among the Fund's best performing holdings. In addition to the telecommunications issues mentioned above, Metal Management and Park N View were poor performers for the Fund.

     SunAmerica Tax Exempt Insured Fund
-----------------------------------------  ------------------------------------


      Given its conservative management and greater focus on insured municipal bonds relative to other municipal debt funds, SunAmerica Tax Exempt Insured Fund closely tracked its Lipper category average. The Fund's Class A returned 10.08% compared to 10.41% for its Lipper category average for the twelve months ended March 31, 2001. For the quarter ended March 31, 2001, the Fund's Class A return of 1.95% slightly outperformed its Lipper category average, which was 1.71%. Such first calendar quarter performance placed the Fund's Class A in the top 21% of its Lipper peer group (#10 of 47 funds). The Fund's Class A also remained a strong performer on a long-term basis, outperforming its Lipper category average for the three and five years ended March 31, 2001.* (Returns do not reflect sales charges.)

                       Average Annual Returns as of 3/31/01

                                                    Return
                                                     Since
                                                   Inception
                                 1 yr  5 yr  10 yr 11/22/85
                                ------ ----- ----- ---------
               A Shares
               At Net Asset
               Value........... 10.08% 5.50% 5.77%   6.40%
               A Shares With
               Maximum Sales
               Charge..........  4.85% 4.48% 5.25%   6.06%

                    Past performance is no guarantee
                    of future results. Index
                    performance is hypothetical and
                    is not indicative of any mutual
                    fund investment.

      The municipal bond market mirrored the Treasury market for much of the annual period. Both markets sold off during the first quarter of the fiscal year, but from then on both markets overall rallied and yields declined fairly dramatically. The municipal yield curve steepened, especially during the second half of the fiscal year, as expectations of Federal Reserve Board rate cuts and an economic slowdown came into focus. The rally was strongest at the short-term end of the curve. For example, one-year municipal bond yields fell 1.01%, from 4.22% to 3.21%, over the annual period. Thirty-year municipal bond yields fell 0.59%, from 5.62% to 5.03%, over the twelve months.

      The supply/demand picture helped drive the municipal market rally. There remained a dearth of supply through most of the annual period. The total new issue supply of municipal bonds declined by 12.5% in the year 2000, after having declined by more than 21% in 1999. New issuance for the first quarter of 2001 was slightly higher, as interest rates came down and municipalities began to refund older, higher rated bonds at more attractive rates. At the same time, demand, especially by the retail buyer, remained strong, as lower
    ------
    * According to Lipper Inc., SunAmerica Tax Exempt Insured Fund (Class A) ranked 32 out of 47 Insured Municipal Debt Funds for the 1 year ending 3/31/01. The Fund ranked 20 out of 40 Insured Municipal Debt Funds for the 5 years ending 3/31/01. The Fund ranked 17 out of 17 Insured Municipal Debt Funds for the 10 years ending 3/31/01. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------

    supply created a scarcity value for municipal bonds and equity market instability drove investors to the perceived safe haven of these less volatile securities.

      Municipal credit quality remained solid across most tax-exempt sectors during the fiscal year, even as the pace of U.S. economic growth slowed. Credit upgrades to downgrades continued at approximately a 3:1 ratio. Most municipalities have benefited from the strong growth of the past few years, allowing them to reduce debt and build reserves, providing a degree of financial flexibility. Particularly noteworthy were the credit upgrades of New York City, Boston and New York State Dormatory Authority during the fiscal year.

 Portfolio Review

      Over the first half of the fiscal year, we kept the Fund's average duration shorter than the benchmark, based on ongoing strength in the U.S. economy and the Federal Reserve Board's bias toward raising interest rates. Toward the end of September, we began extending the Fund's average duration, as we anticipated the Fed easing. We accomplished this primarily by purchasing long-term discount bonds, i.e. bonds selling below their redemption value. We sold Port Authority of NY/NJ and Pima County, Arizona School District General Obligations and purchased Denver City & County School District, New York State Dorms, and Detroit, Michigan Sewer. This strategy contributed to Fund performance during the second half of the period. The average duration of the Fund at March 31, 2001 was 7.51 years.

      We remained concentrated on issues from Illinois and Texas, which offered high yields coupled with good liquidity and attractive pricing. We sold almost all of the Fund's California holdings during the first half, taking profits in most. This strategy proved to be prudent, as many of these issues underperformed during the second half in the face of California's utility crisis. The Fund remained diversified among 26 states at the end of the annual period.

      We maintained the Fund's high portfolio quality. As of March 31, 2001, more than 90% of the Fund's assets were in "Aaa"-rated bonds or in bonds backed by publicly held municipal insurers, such as American Municipal Bond Assurance Corp., Financial Guarantee Insurance Company and Municipal Bond Investors Assurance Corp. The remainder of the portfolio was in "Aa"-rated bonds.

      Looking ahead, we believe the municipal bond market should continue to perform well, driven by additional Fed easings, positive supply/demand technicals, and relative market stability. A slowing economy that could impact local governments' fiscal profiles and the probability of reductions in federal tax rates are of some concern ahead. However, we believe the impact of each will likely be minimal. Budget surpluses remain, and long lags commonly exist between changes in regional economic activity and their impact on

--------------------------------------------------------------------------------

    state revenues. Also, as proposed, the tax cuts are largely back-loaded extending out ten years. In our view, municipal bonds will still offer compelling value at the newly proposed highest marginal tax rate. Lastly, at the end of the annual period, long-term municipal bonds were offering yields of more than 92% that of same-duration Treasuries. This makes municipal bond yields particularly attractive for investors seeking diversification within alternative asset classes.

 Winners and Losers

      The Fund's holdings in North Carolina Housing Financing Agency and in Bexar County, Texas Health Facilities Development Corp. disappointed, but we continued to hold both. Winners for the Fund included Denver City & County School District and Detroit, Michigan Sewer.

 If you would like additional information:

    [_]Call FastFacts--Call our 24 hour
    automated account and fund information
    hotline at 800-654-4760.

    [_]Visit SunAmerica on the World Wide
    Web. Visit our site at
    www.sunamericafunds.com for more up-to-
    date information.

                      SunAmerica Mutual Funds
                      thanks you for your continued support.
              LEHMAN BROTHERS         TAX EXEMPT INSURED
           MUNICIPAL BOND INDEX          FUND CLASS A
           --------------------          ------------
Oct-90            10,000                     9,525
Oct-91            11,694                    10,684
Oct-92            12,676                    11,318
Oct-93            14,460                    12,445
Mar-94            13,832                    11,871
Mar-95            14,864                    12,699
Mar-96            16,108                    13,635
Mar-97            16,989                    14,213
Mar-98            18,810                    15,674
Mar-99            19,976                    16,386
Mar-00            19,960                    16,189
03/01/2001        22,141                    17,821

    SunAmerica Income Funds
    STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2001
--------------------------------------------------------------------------------

                          U.S. Government     GNMA      Diversified      High       Tax Exempt
                          Securities Fund     Fund      Income Fund  Income Fund   Insured Fund
                          --------------- ------------  -----------  ------------  ------------
ASSETS:
Investment securities,
 at value*# ............   $204,371,607   $ 93,886,526  $47,488,132  $134,110,526  $86,314,394
Short-term securities* .     24,831,303     24,831,303          --      1,732,500    3,100,000
Repurchase agreements
 (cost equals market)...     27,983,000     25,236,000    3,567,000           --           --
Cash....................            --             139        1,187           --        71,310
Receivable for
 investments sold.......     11,274,404      9,846,042      139,898     1,927,262          --
Interest and dividends
 receivable.............      1,653,907        639,105    1,122,908     3,533,864    1,418,942
Receivable for shares of
 beneficial interest
 sold...................        689,487      1,878,827      298,505     1,788,944       27,801
Receivable due from
 adviser................             13         25,519           42         1,726          --
Prepaid expenses........          2,327            861          968         1,826        1,021
                           ------------   ------------  -----------  ------------  -----------
 Total assets...........    270,806,048    156,344,322   52,618,640   143,096,648   90,933,468
                           ------------   ------------  -----------  ------------  -----------
LIABILITIES:
Payable for investments
 purchased..............     50,621,508     29,434,375      453,897       500,000          --
Payable for securities
 loaned.................     11,302,500            --           --            --           --
Payable for shares of
 beneficial interest
 redeemed...............      3,113,150        358,618      182,554       627,796    1,206,989
Dividends payable.......        343,793        213,878      154,555       520,337      135,331
Accrued expenses........        237,091         95,201       85,546       144,916      102,090
Investment advisory and
 management fees
 payable................        127,495         48,147       28,698        96,143       37,360
Distribution and service
 maintenance fees
 payable................         76,419         61,171       27,293        94,875       34,928
Due to custodian bank...         72,077            --           --          8,141          --
Loan payable............            --             --           --        616,455          --
                           ------------   ------------  -----------  ------------  -----------
 Total liabilities......     65,894,033     30,211,390      932,543     2,608,663    1,516,698
                           ------------   ------------  -----------  ------------  -----------
 Net assets.............   $204,912,015   $126,132,932  $51,686,097  $140,487,985  $89,416,770
                           ============   ============  ===========  ============  ===========
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $0.01 par
 value                     $    230,059   $    113,322  $   153,289  $    279,128  $    68,678
Paid-in-capital.........    227,565,797    122,548,257   96,984,465   228,872,011   84,924,283
                           ------------   ------------  -----------  ------------  -----------
                            227,795,856    122,661,579   97,137,754   229,151,139   84,992,961
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income
 (loss).................         60,202        (38,529)      80,693       233,766       28,741
Accumulated net realized
 gain (loss) on
 investments, futures,
 options and foreign
 currency...............    (23,099,768)     2,397,345  (38,045,030)  (55,547,692)  (2,469,878)
Net unrealized
 appreciation
 (depreciation) on
 investments ...........        155,725      1,112,537   (7,487,320)  (33,349,228)   6,864,946
                           ------------   ------------  -----------  ------------  -----------
 Net assets.............   $204,912,015   $126,132,932  $51,686,097  $140,487,985  $89,416,770
                           ============   ============  ===========  ============  ===========
*Identified cost
 Investment securities..   $204,215,882   $ 92,773,989  $54,975,452  $167,455,685  $79,449,448
                           ============   ============  ===========  ============  ===========
 Short-term securities..   $ 24,831,303   $ 24,831,303          --   $  1,736,569  $ 3,100,000
                           ============   ============  ===========  ============  ===========
#Including securities on
 loan of................   $ 11,056,760            --           --            --           --
                           ============   ============  ===========  ============  ===========



See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                          U.S. Government    GNMA     Diversified    High      Tax Exempt
                          Securities Fund    Fund     Income Fund Income Fund Insured Fund
                          --------------- ----------- ----------- ----------- ------------
Class A (unlimited
 shares authorized):

Net assets..............   $169,523,987   $72,091,723 $30,923,542 $52,966,252 $72,393,871
Shares of beneficial
 interest issued and
 outstanding............     19,032,935     6,484,743   9,178,230  10,532,517   5,560,423
Net asset value and
 redemption price per
 share..................   $       8.91   $     11.12 $      3.37 $      5.03 $     13.02
Maximum sales charge
 (4.75% of offering
 price).................           0.44          0.55        0.17        0.25        0.65
                           ------------   ----------- ----------- ----------- -----------
Maximum offering price
 to public..............   $       9.35   $     11.67 $      3.54 $      5.28 $     13.67
                           ============   =========== =========== =========== ===========
Class B (unlimited
 shares authorized):

Net assets..............   $ 32,085,141   $38,190,097 $16,741,565 $67,138,996 $16,301,949
Shares of beneficial
 interest issued and
 outstanding............      3,602,311     3,426,616   4,959,910  13,341,244   1,251,982
Net asset value,
 offering and redemption
 price
 per share..............   $       8.91   $     11.15 $      3.38 $      5.03 $     13.02
                           ============   =========== =========== =========== ===========
Class II (unlimited
 shares authorized):
Net assets..............   $  3,302,887   $15,851,112 $ 4,020,990 $20,382,737 $   720,950
Shares of beneficial
 interest issued and
 outstanding............        370,663     1,420,830   1,190,805   4,039,070      55,383
Net asset value and
 redemption price per
 share..................   $       8.91   $     11.16 $      3.38 $      5.05 $     13.02
Maximum sales charge
 (1.00% of offering
 price).................           0.09          0.11        0.03        0.05        0.13
                           ------------   ----------- ----------- ----------- -----------
Maximum offering price
 to public..............   $       9.00   $     11.27 $      3.41 $      5.10 $     13.15
                           ============   =========== =========== =========== ===========




See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF OPERATIONS -- For the year ended March 31, 2001
--------------------------------------------------------------------------------

                            U.S. Government             Diversified      High       Tax Exempt
                            Securities Fund GNMA Fund   Income Fund  Income Fund   Insured Fund
                            --------------- ----------  -----------  ------------  ------------
INVESTMENT INCOME:
Income:
  Interest................    $12,703,624   $5,424,370  $ 5,313,227  $ 17,883,356   $4,787,224
  Dividends...............            --           --       287,194       908,633          --
                              -----------   ----------  -----------  ------------   ----------
    Total Investment
     Income...............     12,703,624    5,424,370    5,600,421    18,791,989    4,787,224
                              -----------   ----------  -----------  ------------   ----------
Expenses:
  Investment advisory and
   management fees........      1,408,067      398,557      333,983     1,110,891      421,750
  Distribution and service
   maintenance fees--Class
   A......................        547,430      185,070      103,166       206,332      242,251
  Distribution and service
   maintenance fees--Class
   B......................        299,456      231,468      194,577       747,281      145,428
  Distribution and service
   maintenance fees--Class
   II.....................         13,977       42,114       24,482       144,388        5,943
  Transfer agent fees and
   expenses--Class A......        417,133      138,267       81,077       161,289      173,999
  Transfer agent fees and
   expenses--Class B......         83,281       62,487       56,105       190,154       36,781
  Transfer agent fees and
   expenses--Class II.....          5,090       12,110        6,818        36,764        2,744
  Custodian fees and
   expenses...............         76,312       67,020       66,803        73,095       70,120
  Printing expense........         47,715       17,605       11,730        32,515       11,280
  Audit and tax consulting
   fees...................         30,380       30,500       31,125        30,695       27,800
  Trustees' fees and
   expenses...............         10,183        3,530        2,954         8,162        3,887
  Legal fees and expenses.          8,040        3,000        4,377         8,690        6,020
  Registration fees--Class
   A......................         12,870       15,811       13,194        12,634       13,963
  Registration fees--Class
   B......................          8,768       12,568       10,726        13,099       11,026
  Registration fees--Class
   II.....................         16,079       13,962       10,555        10,751        8,560
  Insurance expense.......             68          153          --            244        2,191
  Interest expense........         52,741          --         1,491        82,650          --
  Miscellaneous expenses..          1,434          449           49           862          579
                              -----------   ----------  -----------  ------------   ----------
    Total expenses before
     reimbursements and
     custody credits......      3,039,024    1,234,671      953,212     2,870,496    1,184,322
    Expenses reimbursed by
     investment adviser...        (16,427)    (261,566)     (10,804)      (19,084)      (9,477)
    Custody credits earned
     on cash balances.....         (3,737)        (955)      (3,243)       (9,390)      (1,690)
                              -----------   ----------  -----------  ------------   ----------
    Net expenses..........      3,018,860      972,150      939,165     2,842,022    1,173,155
                              -----------   ----------  -----------  ------------   ----------
Net investment income.....      9,684,764    4,452,220    4,661,256    15,949,967    3,614,069
                              -----------   ----------  -----------  ------------   ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss)
 on investments...........      6,314,865    3,310,228   (5,741,341)  (16,143,908)     542,824
Net realized foreign
 exchange (loss) on other
 assets and liabilities...            --           --           --         (8,968)         --
Net realized gain on
 futures contracts........            --           --           --            --        15,412
Net change in unrealized
 appreciation/depreciation
 on investments...........      6,463,195    2,169,409     (765,053)  (11,854,643)   3,771,709
                              -----------   ----------  -----------  ------------   ----------
Net realized and
 unrealized gain (loss) on
 investments..............     12,778,060    5,479,637   (6,506,394)  (28,007,519)   4,329,945
                              -----------   ----------  -----------  ------------   ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............    $22,462,824   $9,931,857  $(1,845,138) $(12,057,552)  $7,944,014
                              ===========   ==========  ===========  ============   ==========

See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                            U.S. Government Securities Fund           GNMA Fund           Diversified Income Fund
                            -------------------------------   --------------------------  -------------------------
                                                              For the year  For the year    For the
                             For the year     For the year       ended          ended     year ended   For the year
                            ended March 31,  ended March 31,   March 31,     March 31,     March 31,   ended March
                                 2001             2000            2001          2000         2001        31, 2000
                            ---------------  ---------------  ------------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....  $     9,684,764  $    11,603,811  $  4,452,220  $ 3,138,717   $ 4,661,256  $ 5,811,797
 Net realized gain (loss)
  on investments..........        6,314,865       (7,129,844)    3,310,228     (759,353)   (5,741,341)  (4,742,632)
 Net change in unrealized
  appreciation/depreciation
  on investments..........        6,463,195       (3,381,253)    2,169,409     (992,360)     (765,053)   4,011,167
                            ---------------  ---------------  ------------  -----------   -----------  -----------
Net increase (decrease) in
 net assets resulting from
 operations...............       22,462,824        1,092,714     9,931,857    1,387,004    (1,845,138)   5,080,332
                            ---------------  ---------------  ------------  -----------   -----------  -----------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........       (8,268,497)      (7,316,206)   (3,047,437)  (1,945,620)   (2,696,996)  (3,008,723)
 From net investment
  income (Class B)........       (1,375,572)      (3,267,610)   (1,173,371)  (1,036,234)   (1,653,055)  (2,822,580)
 From net investment
  income (Class II).......          (63,325)         (55,903)     (212,769)     (26,842)     (208,380)     (31,573)
 From net realized gain on
  investments (Class A)...              --               --        (33,425)         --            --           --
 From net realized gain on
  investments (Class B)...              --               --        (14,094)         --            --           --
 From net realized gain on
  investments (Class II)..              --               --         (2,481)         --            --           --
                            ---------------  ---------------  ------------  -----------   -----------  -----------
Total dividends and
 distributions to
 shareholders.............       (9,707,394)     (10,639,719)   (4,483,577)  (3,008,696)   (4,558,431)  (5,862,876)
                            ---------------  ---------------  ------------  -----------   -----------  -----------
Net increase (decrease) in
 net assets resulting
 from capital share
 transactions (Note 6)....       (1,999,081)     (45,552,591)   52,747,853    7,688,509     1,525,883   (7,753,000)
                            ---------------  ---------------  ------------  -----------   -----------  -----------
Total increase (decrease)
 in net assets............       10,756,349      (55,099,596)   58,196,133    6,066,817    (4,877,686)  (8,535,544)
NET ASSETS:
 Beginning of period......      194,155,666      249,255,262    67,936,799   61,869,982    56,563,783   65,099,327
                            ---------------  ---------------  ------------  -----------   -----------  -----------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for March 31,
  2001 and March 31,
  2000 of $60,202,
  $175,836, $(38,529),
  $(67,900), $80,693 and
  $(22,132),
  respectively]...........  $   204,912,015  $   194,155,666  $126,132,932  $67,936,799   $51,686,097  $56,563,783
                            ===============  ===============  ============  ===========   ===========  ===========

See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                                High Income Fund         Tax Exempt Insured Fund
                            --------------------------  --------------------------
                            For the year  For the year  For the year  For the year
                               ended         ended         ended         ended
                             March 31,     March 31,     March 31,     March 31,
                                2001          2000          2001          2000
                            ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....  $ 15,949,967  $ 17,748,996  $ 3,614,069   $  3,978,886
 Net realized gain (loss)
  on investments..........   (16,143,908)   (9,398,653)     542,824     (1,316,581)
 Net realized foreign
  exchange (loss) on other
  assets and liabilities..        (8,968)          --           --             --
 Net realized gain on
  futures contracts.......           --            --        15,412         11,048
 Net change in unrealized
  appreciation/depreciation
  on investments..........   (11,854,643)   (4,992,239)   3,771,709     (4,212,128)
                            ------------  ------------  -----------   ------------
Net increase (decrease) in
 net assets resulting from
 operations...............   (12,057,552)    3,358,104    7,944,014     (1,538,775)
                            ------------  ------------  -----------   ------------
Dividends to shareholders:
 From net investment
  income (Class A)........    (6,347,415)   (6,739,003)  (3,085,389)    (3,187,067)
 From net investment
  income (Class B)........    (7,546,074)   (9,974,079)    (546,982)      (686,786)
 From net investment
  income (Class II).......    (1,465,592)   (1,250,960)     (22,709)        (9,128)
                            ------------  ------------  -----------   ------------
Total dividends to
 shareholders.............   (15,359,081)  (17,964,042)  (3,655,080)    (3,882,981)
                            ------------  ------------  -----------   ------------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....       881,907   (22,610,967)    (368,732)   (11,448,210)
                            ------------  ------------  -----------   ------------
Total increase (decrease)
 in net assets............   (26,534,726)  (37,216,905)   3,920,202    (16,869,966)
NET ASSETS:
 Beginning of period......   167,022,711   204,239,616   85,496,568    102,366,534
                            ------------  ------------  -----------   ------------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for March 31,
  2001 and March 31, 2000
  of $233,766, $(221,422),
  $28,741 and $69,752,
  respectively]...........  $140,487,985  $167,022,711  $89,416,770   $ 85,496,568
                            ============  ============  ===========   ============

See Notes to Financial Statements

    SunAmerica Income Fund
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                            Class A
                                                            -------
3/31/97.........   $8.50     $0.59        $(0.26)      $0.33      $(0.48)  $8.35
3/31/98.........    8.35      0.58          0.21        0.79       (0.48)   8.66
3/31/99.........    8.66      0.49         (0.07)       0.42       (0.43)   8.65
3/31/00.........    8.65      0.44         (0.37)       0.07       (0.41)   8.31
3/31/01.........    8.31      0.45          0.60        1.05       (0.45)   8.91
                                                            Class B
                                                            -------
3/31/97.........   $8.51     $0.54        $(0.26)      $0.28      $(0.43)  $8.36
3/31/98.........    8.36      0.52          0.20        0.72       (0.42)   8.66
3/31/99.........    8.66      0.45         (0.09)       0.36       (0.37)   8.65
3/31/00.........    8.65      0.40         (0.38)       0.02       (0.36)   8.31
3/31/01.........    8.31      0.39          0.61        1.00       (0.40)   8.91
                                                           Class II
                                                           --------
6/01/99-
 3/31/00(3).....   $8.49     $0.31        $(0.20)      $0.11      $(0.28)  $8.32
3/31/01.........    8.32      0.37          0.61        0.98       (0.39)   8.91
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                    Ratio of
                             Net    expenses      Ratio of net
                            Assets     to          investment
                            end of  average        income to
                   Total    period    net         average net     Portfolio
  Period Ended   Return(2) (000's)   assets          assets       Turnover
---------------- --------- -------- ------------- --------------- ---------
3/31/97.........    3.98%  $113,171   1.54%(5)        7.01%(5)        148%
3/31/98.........    9.62     97,496   1.63            6.73            229
3/31/99.........    4.91    135,734   1.50            5.72            291
3/31/00.........    0.89    150,975   1.51            5.33            717
3/31/01.........   13.06    169,524   1.49            5.27          1,561
3/31/97.........    3.31%  $289,040   2.18%           6.36%           148%
3/31/98.........    8.80    207,950   2.26            6.11            229
3/31/99.........    4.25    113,521   2.15            5.10            291
3/31/00.........    0.23     42,273   2.18            4.69            717
3/31/01.........   12.29     32,085   2.17            4.59          1,561
6/01/99-
 3/31/00(3).....    1.30%  $    907   2.20%(4)(5)     4.50%(4)(5)     717%
3/31/01.........   12.10      3,303   2.20  (5)       4.48  (5)     1,561

--------------------------------------------------------------------------------

GNMA FUND
---------
                                        Net  gain
                                        (loss)  on                         Distri-
                 Net Asset             investments              Dividends  butions
                  Value,      Net     (both realized Total from  from net    from
                 beginning investment      and       investment investment capital
  Period Ended   of period income(1)   unrealized)   operations   income    gains
---------------- --------- ---------- -------------- ---------- ---------- --------
                                                                           Class A
                                                                           -------
3/31/97.........  $10.43     $0.65        $(0.10)      $0.55      $(0.59)  $     --
3/31/98.........   10.39      0.62          0.63        1.25       (0.59)     (0.02)
3/31/99.........   11.03      0.57          0.11        0.68       (0.53)     (0.50)
3/31/00.........   10.68      0.53         (0.29)       0.24       (0.50)        --
3/31/01.........   10.42      0.61          0.72        1.33       (0.62)     (0.01)
                                                                           Class B
                                                                           -------
3/31/97.........  $10.45     $0.57        $(0.08)      $0.49      $(0.52)  $     --
3/31/98.........   10.42      0.55          0.63        1.18       (0.52)     (0.02)
3/31/99.........   11.06      0.50          0.12        0.62       (0.46)     (0.50)
3/31/00.........   10.72      0.46         (0.30)       0.16       (0.44)        --
3/31/01.........   10.44      0.53          0.74        1.27       (0.55)     (0.01)
                                                                           Class II
                                                                           --------
6/01/99-
3/31/00(3)......  $10.52     $0.37        $(0.09)      $0.28      $(0.34)  $     --
3/31/01.........   10.46      0.49          0.77        1.26       (0.55)     (0.01)
GNMA FUND
---------
                                                   Ratio of
                           Net               Net   expenses      Ratio of net
                          Asset            Assets     to          investment
                  Total   Value,           end of  average        income to
                 distri-  end of   Total   period    net         average net     Portfolio
  Period Ended   butions  period Return(2) (000's)  assets          assets       Turnover
---------------- -------- ------ --------- ------- ------------- --------------- ---------
3/31/97......... $(0.59)  $10.39    5.40%  $30,509   1.41%           6.11%          426%
3/31/98.........  (0.61)   11.03   12.29    31,628   1.47            5.75           529
3/31/99.........  (1.03)   10.68    6.21    35,809   1.41            5.19           456
3/31/00.........  (0.50)   10.42    2.40    44,155   1.37            5.06           910
3/31/01.........  (0.63)   11.12   13.10    72,092   0.99  (5)       5.78  (5)      833
3/31/97......... $(0.52)  $10.42    4.82%  $18,929   2.07%           5.46%          426%
3/31/98.........  (0.54)   11.06   11.54    18,837   2.13            5.09           529
3/31/99.........  (0.96)   10.72    5.63    26,061   2.07            4.53           456
3/31/00.........  (0.44)   10.44    1.55    22,376   2.03            4.41           910
3/31/01.........  (0.56)   11.15   12.45    38,190   1.64  (5)       5.11  (5)      833
6/01/99-
3/31/00(3)...... $(0.34)  $10.46    2.72%  $ 1,406   2.10%(4)(5)     4.34%(4)(5)    910%
3/31/01.........  (0.56)   11.16   12.33    15,851   1.64  (5)       4.99  (5)      833

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                          3/31/97 3/31/00  3/31/01
                                          ------- -------  -------
   U.S. Government Securities Fund Class
    A                                       .01%      --       --
   U.S. Government Securities Fund Class
    II                                        --     0.86%    1.18%
   GNMA Fund Class A                          --      --      0.30
   GNMA Fund Class B                          --      --      0.33
   GNMA Fund Class II                         --     1.98     0.62

See Notes to Financial Statements

    SunAmerica Income Fund
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

DIVERSIFIED INCOME FUND
-----------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/97.........   $4.29     $0.37        $ 0.10       $ 0.47     $(0.37)  $4.39
3/31/98.........    4.39      0.40          0.27         0.67      (0.38)   4.68
3/31/99.........    4.68      0.40         (0.80)       (0.40)     (0.42)   3.86
3/31/00.........    3.86      0.38         (0.04)        0.34      (0.38)   3.82
3/31/01.........    3.82      0.33         (0.45)       (0.12)     (0.33)   3.37
                                                               Class B
                                                               -------
3/31/97.........   $4.30     $0.35        $ 0.10       $ 0.45     $(0.35)  $4.40
3/31/98.........    4.40      0.38          0.26         0.64      (0.35)   4.69
3/31/99.........    4.69      0.39         (0.82)       (0.43)     (0.39)   3.87
3/31/00.........    3.87      0.36         (0.04)        0.32      (0.36)   3.83
3/31/01.........    3.83      0.31         (0.45)       (0.14)     (0.31)   3.38
                                                               Class II
                                                               --------
6/01/99-
 3/31/00(3).....   $3.83     $0.25        $ 0.03       $ 0.28     $(0.28)  $3.83
3/31/01.........    3.83      0.30         (0.44)       (0.14)     (0.31)   3.38
DIVERSIFIED INCOME FUND
-----------------------
                                    Ratio of
                             Net    expenses      Ratio of net
                            Assets     to          investment
                            end of  average        income to
                   Total    period    net         average net      Portfolio
  Period Ended   Return(2) (000's)   assets          assets        Turnover
---------------- --------- -------- ------------- ---------------- ---------
3/31/97.........   11.43%  $ 22,601   1.42%           8.68%           131%
3/31/98.........   15.84     25,517   1.45            8.83            157
3/31/99.........   (8.75)    28,470   1.46            9.84             49
3/31/00.........    9.49     30,633   1.51            9.99             62
3/31/01.........   (3.23)    30,923   1.54            9.34             57
3/31/97.........   10.73%  $ 78,081   2.04%           8.05%           131%
3/31/98.........   15.11     63,397   2.06            8.14            157
3/31/99.........   (9.28)    36,629   2.09            9.22             49
3/31/00.........    8.79     24,476   2.17            9.45             62
3/31/01.........   (3.85)    16,742   2.22            8.72             57
6/01/99-
 3/31/00(3).....    7.77%  $  1,454   2.15%(4)(5)     9.06%(4)(5)      62%
3/31/01.........   (3.80)     4,021   2.15  (5)       8.61  (5)        57

--------------------------------------------------------------------------------
HIGH INCOME FUND
----------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/97.........   $6.95     $0.65        $ 0.12       $ 0.77     $(0.66)  $7.06
3/31/98.........    7.06      0.68          0.68         1.36      (0.64)   7.78
3/31/99.........    7.78      0.66         (1.12)       (0.46)     (0.69)   6.63
3/31/00.........    6.63      0.64         (0.51)        0.13      (0.65)   6.11
3/31/01.........    6.11      0.62         (1.09)       (0.47)     (0.61)   5.03
                                                               Class B
                                                               -------
3/31/97.........   $6.96     $0.61        $ 0.12       $ 0.73     $(0.62)  $7.07
3/31/98.........    7.07      0.63          0.69         1.32      (0.60)   7.79
3/31/99.........    7.79      0.62         (1.13)       (0.51)     (0.64)   6.64
3/31/00.........    6.64      0.61         (0.53)        0.08      (0.61)   6.11
3/31/01.........    6.11      0.58         (1.09)       (0.51)     (0.57)   5.03
                                                               Class II
                                                               --------
2/02/98-
 3/31/98(3).....   $7.70     $0.10        $ 0.07       $ 0.17     $(0.08)  $7.79
3/31/99.........    7.79      0.59         (1.09)       (0.50)     (0.64)   6.65
3/31/00.........    6.65      0.60         (0.52)        0.08      (0.61)   6.12
3/31/01.........    6.12      0.59         (1.09)       (0.50)     (0.57)   5.05
HIGH INCOME FUND
----------------
                                    Ratio of
                             Net    expenses      Ratio of net
                            Assets     to          investment
                            end of  average        income to
                   Total    period    net         average net      Portfolio
  Period Ended   Return(2) (000's)   assets          assets        Turnover
---------------- --------- -------- ------------- ---------------- ---------
3/31/97.........   11.46%  $ 41,139   1.50%           9.10%           164%
3/31/98.........   20.07     56,442   1.52            9.13            236
3/31/99.........   (6.07)    69,913   1.51            9.48            120
3/31/00.........    2.04     63,415   1.52           10.10            124
3/31/01.........   (8.23)    52,966   1.55           11.13            119
3/31/97.........   10.78%  $ 98,383   2.11%(5)        8.49%(5)        164%
3/31/98.........   19.31    124,962   2.13            8.51            236
3/31/99.........   (6.62)   124,211   2.13            8.84            120
3/31/00.........    1.25     91,357   2.15            9.48            124
3/31/01.........   (8.81)    67,139   2.18           10.50            119
2/02/98-
 3/31/98(3).....    2.18%  $  1,146   2.10%(4)(5)     9.78%(4)(5)     236%
3/31/99.........   (6.47)    10,116   2.10  (5)       8.92  (5)       120
3/31/00.........    1.28     12,251   2.10  (5)       9.51  (5)       124
3/31/01.........   (8.57)    20,383   2.10  (5)      10.67  (5)       119

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                     3/31/97 3/31/98 3/31/99 3/31/00 3/31/01
                                     ------- ------- ------- ------- -------
   Diversified Income Fund Class II     --      --      --    4.16%   0.44%
   High Income Fund
    Class B                            .01%     --      --      --      --
   High Income Fund
    Class II                            --    5.37%   0.48%   0.12%   0.13%

See Notes to Financial Statements

    SunAmerica Income Fund
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

TAX EXEMPT INSURED FUND
-----------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/97.........  $12.42     $0.59        $(0.07)      $ 0.52     $(0.59)  $12.35
3/31/98.........   12.35      0.58          0.67         1.25      (0.57)   13.03
3/31/99.........   13.03      0.56          0.02         0.58      (0.54)   13.07
3/31/00.........   13.07      0.55         (0.71)       (0.16)     (0.54)   12.37
3/31/01.........   12.37      0.56          0.66         1.22      (0.57)   13.02
                                                               Class B
                                                               -------
3/31/97.........  $12.42     $0.52        $(0.08)      $ 0.44     $(0.51)  $12.35
3/31/98.........   12.35      0.49          0.68         1.17      (0.48)   13.04
3/31/99.........   13.04      0.47          0.02         0.49      (0.46)   13.07
3/31/00.........   13.07      0.47         (0.71)       (0.24)     (0.46)   12.37
3/31/01.........   12.37      0.47          0.66         1.13      (0.48)   13.02
                                                               Class II
                                                               --------
6/01/99-
 3/31/00(3).....  $12.83     $0.37        $(0.47)      $(0.10)    $(0.36)  $12.37
3/31/01.........   12.37      0.47          0.66         1.13      (0.48)   13.02
TAX EXEMPT INSURED FUND
-----------------------
                                   Ratio of
                             Net   expenses      Ratio of net
                           Assets     to          investment
                           end of  average        income to
                   Total   period    net         average net     Portfolio
  Period Ended   Return(2) (000's)  assets          assets       Turnover
---------------- --------- ------- ------------- --------------- ---------
3/31/97.........    4.24%  $98,376   1.24%           4.77%           51%
3/31/98.........   10.28    88,519   1.24            4.52            48
3/31/99.........    4.55    80,716   1.24            4.23            34
3/31/00.........   (1.20)   68,650   1.28            4.41            33
3/31/01.........   10.08    72,394   1.26            4.41            24
3/31/97.........    3.57%  $25,053   1.88%           4.13%           51%
3/31/98.........    9.65    22,878   1.90            3.86            48
3/31/99.........    3.78    21,651   1.91            3.57            34
3/31/00.........   (1.83)   16,269   1.92            3.77            33
3/31/01.........    9.31    16,302   1.97            3.71            24
6/01/99-
 3/31/00(3).....   (0.76)% $   577   1.95%(4)(5)     3.82%(4)(5)     33%
3/31/01.........    9.32       721   1.95  (5)       3.73  (5)       24

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                         3/31/00 3/31/01
                         ------- -------
Tax Exempt Insured Fund
 Class II                 5.20%   1.59%

See Notes to Financial Statements

    SunAmerica U.S. Government Securities Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001
--------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--16.7%
 6.00% due 11/01/13................................     $ 6,843     $  6,834,079
 6.88% due 9/15/10.................................      10,000       10,815,600
 7.50% due 6/01/25.................................         315          322,203
 9.50% due 4/01/20.................................         732          765,266
 10.00% due 1/01/17 - 8/01/21......................       6,253        6,821,796
 12.50% due 1/01/16................................       5,615        6,388,915
 13.50% due 2/01/19................................       1,944        2,298,116
                                                                    ------------
Total Federal Home Loan Mortgage Corp.
 (cost $34,202,624)................................                   34,245,975
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--13.5%
 6.00% due 10/01/28 - 12/01/28.....................      22,749       22,222,694
 7.50% due 7/01/26.................................       2,068        2,116,688
 8.00% due 12/01/22 - 1/01/23......................       3,286        3,388,311
                                                                    ------------
Total Federal National Mortgage Association
 (cost $27,966,724)................................                   27,727,693
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--22.8%
 6.00% due TBA(1)..................................      10,000        9,800,000
 6.00% due TBA.....................................      20,000       19,650,000
 7.00% due 7/15/23 - 11/20/30......................       8,292        8,408,562
 7.50% due 9/15/23.................................       8,710        8,927,445
                                                                    ------------
Total Government National Mortgage Association
 (cost $46,546,088)................................                   46,786,007
                                                                    ------------
U.S. GOVERNMENT AGENCIES--22.2%
 Private Export Funding Corp. 5.87% due 7/31/08....      10,000       10,150,000
 Small Business Administration 6.30% due 6/01/18...       5,222        5,212,122
 Student Loan Marketing Association 5.25% due
  3/15/06..........................................      30,000       29,990,700
                                                                    ------------
Total U.S. Government Agencies
 (cost $45,067,243)................................                   45,352,822
                                                                    ------------
U.S. TREASURY BONDS--10.6%
 5.38% due 2/15/31
 (cost $21,832,813)....                                  22,000       21,718,180
                                                                    ------------
U.S. TREASURY NOTES--13.9%
 5.00% due 2/15/11 (2).............................     $19,000     $ 19,098,040
 5.75% due 11/15/05................................       9,000        9,442,890
                                                                    ------------
Total U.S. Treasury Notes
 (cost $28,600,390)................................                   28,540,930
                                                                    ------------

                                                      Principal
                                                        Amount         Value
               Security Description                 (in thousands)   (Note 2)

Total Investment Securities--99.7%
 (cost $204,215,882)..............................                 $ 204,371,607
                                                                   -------------
SHORT-TERM SECURITIES--12.1%
 Federal National Mortgage Association Discount
  Notes 4.38% due 9/13/01(3)......................       5,000         4,899,625
 International Bank For Reconstruction &
  Development Discount Notes
  4.73% due 4/27/01...............................      20,000        19,931,678
                                                                   -------------
Total Short-Term Securities
 (cost $24,831,303)...............................                    24,831,303
                                                                   -------------
REPURCHASE AGREEMENTS--13.7%
 State Street Bank & Trust Co. Joint Repurchase
  Agreement Account (Note 2)(3)...................       7,983         7,983,000
 UBS Warburg LLC
  Joint Repurchase Agreement Account (Note 2)(4)..      20,000        20,000,000
                                                                   -------------
Total Repurchase Agreements
 (cost $27,983,000)...............................                    27,983,000
                                                                   -------------
TOTAL INVESTMENTS--
 (cost $257,030,185*).............................       125.5%      257,185,910
Liabilities in excess of other assets (5).........       (25.5)      (52,273,895)
                                                       -------     -------------
NET ASSETS--                                             100.0%    $ 204,912,015
                                                       =======     =============

------
*   See Note 5
TBA Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date
(1) TBA mortgage-backed dollar rolls
(2) The security or portion thereof is out on loan; see Note 2
(3) The security or a portion thereof represents collateral for the open TBA mortgage-backed dollar rolls
(4) Includes cash received as collateral for securities out on loan in the amount of $11,302,500
(5) Includes a liability for fully collateralized securities on loan

See Notes to Financial Statements

    SunAmerica GNMA Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001
--------------------------------------------------------------------------------

                                                         Principal
                                                           Amount       Value
                 Security Description                  (in thousands)  (Note 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--1.2%
 7.50% due 5/01/24-6/01/25...........................     $   634     $  650,397
 10.00% due 1/01/17..................................         838        905,670
 12.50% due 9/30/13(1)...............................           6          5,789
                                                                      ----------
Total Federal Home Loan Mortgage Corp.
 (cost $1,553,612)...................................                  1,561,856
                                                                      ----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION--0.8%
 7.00% due 9/01/10 (cost $1,040,033).................       1,018      1,044,008
                                                                      ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--57.2%
 6.00% due TBA.......................................      20,000     19,650,000
 6.00% due 12/15/28-10/15/29.........................      26,728     26,260,276
 6.50% due 12/15/28-1/15/29..........................       5,876      5,878,137
 7.00% due 3/15/23-10/20/30..........................      10,400     10,543,813
 8.00% due 11/15/26-8/15/30..........................       5,992      6,189,839
 8.50% due 3/15/17-9/15/24...........................       2,622      2,743,812
 9.00% due 7/15/16-10/15/16..........................         806        861,581
                                                                      ----------
Total Government National Mortgage Association
 (cost $71,173,938)..................................                 72,127,458
                                                                      ----------
U.S. GOVERNMENT AGENCIES--1.4%
 Small Business Administration
  6.30% due 6/01/18  (cost $1,740,781)...............       1,741      1,737,374
                                                                      ----------
U.S. TREASURY BONDS--1.6%
 5.38% due 2/15/31...................................       1,500      1,480,785
 6.25% due 5/15/30...................................         500        549,295
                                                                      ----------
Total U.S. Treasury Bonds
 (cost $2,060,547)...................................                  2,030,080
                                                                      ----------
U.S. TREASURY NOTES--12.2%
 5.00% due 2/15/11...................................       8,000      8,041,280
 5.75% due 11/15/05..................................       7,000      7,344,470
                                                                      ----------
Total U.S. Treasury Notes
 (cost $15,205,078)..................................                 15,385,750
                                                                      ----------
Total Investment  Securities--74.4%
 (cost $92,773,989)..................................                 93,886,526
                                                                      ----------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

SHORT-TERM SECURITIES--19.7%
 Federal National Mortgage Association Discount
  Notes 4.38% due 9/13/01.........................     $  5,000    $  4,899,625
 International Bank For Reconstruction &
  Development Discount Notes
  4.73% due 4/27/01...............................       20,000      19,931,678
                                                                   ------------
Total Short-Term Securities
 (cost $24,831,303)...............................                   24,831,303
                                                                   ------------
REPURCHASE AGREEMENTS--20.0%
 State Street Bank & Trust Co. Joint Repurchase
  Agreement Account (Note 2)......................        5,236       5,236,000
 UBS Warburg LLC
  Joint Repurchase Agreement Account (Note 2).....       20,000      20,000,000
                                                                   ------------
Total Repurchase Agreements
 (cost $25,236,000)...............................                   25,236,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $142,841,292*).............................        114.1%    143,953,829
Liabilities in excess of other assets.............        (14.1)    (17,820,897)
                                                       --------    ------------
NET ASSETS--                                              100.0%   $126,132,932
                                                       ========    ============

------
*   See Note 5
TBA Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date
(1) Fair Valued Security; see Note 2

See Notes to Financial Statements

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001
--------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--42.1%
Broadcasting--4.2%
 Big City Radio, Inc.
  Sr. Disc. Notes
  11.25% due 3/15/05...............................     $    750    $    352,500
 Chancellor Media Corp.
  Sr. Notes
 8.00% due 11/01/08................................        1,000       1,036,250
 Radio One, Inc.
  Sr. Subordinated Notes, Series B
  12.00% due 5/15/04...............................          750         787,500
                                                                    ------------
                                                                       2,176,250
                                                                    ------------

Cable--8.5%
 Adelphia Communications Corp.
  Sr. Notes, Series B
  8.13% due 7/15/03................................        1,250       1,215,625
 Echostar Communications Corp.
  Subordinated Notes Convertible
  4.88% due 1/01/07................................          500         442,500
 Echostar DBS Corp.
  Sr. Notes
 9.25% due 2/01/06.................................          750         746,250
 Mediacom LLC
  Sr. Notes, Series B
  8.50% due 4/15/08................................          750         701,250
 UIH Australia Pacific, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 5/15/06(1).......................        1,500         825,000
 UnitedGlobalCom, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 2/15/08(1).......................        1,000         480,000
                                                                    ------------
                                                                       4,410,625
                                                                    ------------

Cellular--2.6%
 Airgate PCS, Inc.
  Sr. Subordinated Disc. Notes
  zero coupon due 10/01/09(1)(2)...................          250         148,750
 Leap Wireless International, Inc.
  Sr. Disc. Notes
  zero coupon due 4/15/10(1).......................        1,250         331,250
 McCaw International Ltd.
  Sr. Disc. Notes
  zero coupon due 4/15/07(1).......................          750         480,000
 Spectrasite Holdings, Inc.
  Sr. Disc. Notes
  zero coupon due 4/15/09(1).......................          900         405,000
                                                                    ------------
                                                                       1,365,000
                                                                    ------------

Consumer Goods--0.7%
 Polymer Group. Inc.
  Sr. Subordinated Notes, Series B
  9.00% due 7/01/07                                          750         360,000
                                                                    ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Consumer Services--1.4%
 Allied Waste North America, Inc.
  Sr. Notes, Series B
  7.63% due 1/01/06................................     $    750    $    730,313
                                                                    ------------

Energy Services--4.5%
 AES Corp.
 Sr. Notes
 8.75% due 12/15/02................................        1,000       1,015,000
 CMS Energy Corp.
  Sr. Notes
 8.50% due 4/15/11.................................          500         488,380
 Gulfmark Offshore, Inc.
  Sr. Notes
 8.75% due 6/01/08.................................          300         300,750
 Western Gas Resources, Inc.
  Sr. Subordinated Notes
  10.00% due 6/15/09...............................          500         530,000
                                                                    ------------
                                                                       2,334,130
                                                                    ------------
Financial Services--1.8%
 Alamosa Delaware, Inc.
 Sr. Notes
 12.50% due 2/01/11(3).............................          200         198,500
 Americredit Corp.
  Sr. Notes, Series B 9.88% due 4/15/06............          750         742,500
                                                                    ------------
                                                                         941,000
                                                                    ------------
Gaming--1.9%
 MGM Grand, Inc.
  Sr. Notes
  6.95% due 2/01/05................................        1,000         995,900
                                                                    ------------

Health Services--4.0%
 Fresenius Medical Care Capital Trust I Sr. Notes
 9.00% due 12/01/06................................        1,000       1,012,500
 Tenet Healthcare Corp.
 Sr. Notes
 8.00% due 1/15/05.................................        1,000       1,025,000
                                                                    ------------
                                                                       2,037,500
                                                                    ------------
Leisure & Tourism--1.8%
 ITT Corp.
 New Notes
 6.75% due 11/15/05................................          950         937,127
                                                                    ------------
Manufacturing--0.5%
 Pentacon, Inc.
  Sr. Subordinated Notes, Series B
  12.25% due 4/01/09...............................          600         240,000
                                                                    ------------

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Media--0.6%
 Orion Network Systems, Inc. Sr. Disc. Notes
  zero coupon due 1/15/07(1)(2)....................     $  1,000    $    265,000
 Park-N-View, Inc.
  Sr. Notes, Series B
  13.00% due 5/15/08(4)(5).........................          625          62,500
                                                                    ------------
                                                                         327,500
                                                                    ------------
Metals & Minerals--1.9%
 Acme Metals, Inc.
  Sr. Notes
 12.50% due 8/01/02(4)(5)..........................        1,000         550,000
 Schuff Steel Co.
  Sr. Notes
 10.50% due 6/01/08................................          500         430,000
                                                                    ------------
                                                                         980,000
                                                                    ------------
Real Estate Companies--1.4%
 LNR Property Corp.
  Sr. Subordinated Notes
  10.50% due 1/15/09...............................          700         703,500
                                                                    ------------
Telecommunications--6.3%
 Frontier Corp.
  Notes
 7.25% due 5/15/04.................................        1,000         988,750
 Globix Corp.
 Sr. Notes
 12.50% due 2/01/10................................          800         232,000
 Impsat Fiber Networks Corp.
  Sr. Notes
 12.38% due 6/15/08................................        1,000         510,000
 Intermedia Communications, Inc. Sr. Notes, Series
  B
  8.88% due 11/01/07...............................          750         735,000
 Level 3 Communications, Inc.
  Sr. Notes
 11.00% due 3/15/08................................          500         390,000
 Mpower Communications Corp. Sr. Notes
 13.00% due 4/01/10................................          800         328,000
 PSINet, Inc.
 Sr. Notes
 11.50% due 11/01/08...............................          500          45,000
                                                                    ------------
                                                                       3,228,750
                                                                    ------------
Total Corporate Bonds & Notes
 (cost $26,927,872)                                                   21,767,595
                                                                    ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

FOREIGN BONDS & NOTES--16.7%
Broadcasting--0.7%
 Central European Media Enterprises Ltd.
  Sr. Notes
 9.38% due 8/15/04.................................     $  1,000    $    352,500
                                                                    ------------
Building Materials--0.8%
 Ainsworth Lumber Ltd.
  Sr. Secured Notes
  12.50% due 7/15/07(6)............................          500         412,500
                                                                    ------------
Cable--4.6%
 Australis Holdings Property Ltd. Sr. Disc. Notes
  15.00% due 11/01/02(4)(5)........................          500          10,000
 Callahan Nordrhein Westfalen
  Sr. Disc. Notes
  zero coupon due 7/15/10(1)(3)....................          750         352,500
 Diamond Cable Communications PLC Sr. Disc. Notes
  13.25% due 9/30/04...............................          600         585,000
 Diamond Holdings PLC
  Sr. Notes
 9.13% due 2/01/08.................................          500         407,500
 Multicanal Participacoes SA Guaranteed Sr. Notes,
  Series B 12.63% due 6/18/04......................        1,000       1,020,000
                                                                    ------------
                                                                       2,375,000
                                                                    ------------
Cellular--2.8%
 Celcaribe SA
 Sr. Notes
 14.50% due 3/15/04................................          750         547,500
 Occidente Y Caribe Celular SA
  Sr. Disc. Notes, Series B
  14.00% due 3/15/04...............................        1,250         912,500
                                                                    ------------
                                                                       1,460,000
                                                                    ------------
Energy Services--2.0%
 Statia Terminals International NV
 Mortgage Notes, Series B 11.75% due 11/15/03......        1,000       1,025,000
                                                                    ------------
Food Retail--1.9%
 Bepensa SA
  Sr. Notes
 9.75% due 9/30/04(3)..............................        1,000         950,000
                                                                    ------------
Forest Products--0.2%
 APP International Finance Co. BV Guaranteed Notes
  11.75% due 10/01/05(5)...........................          500         100,000
                                                                    ------------

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                       Principal
                                                        Amount
                                                    (in thousands)/    Value
               Security Description                     Shares        (Note 2)

--------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (continued)
Government Agency--1.8%
 Federal Republic of Brazil
  Capitalization Bonds
  8.00% due 4/15/14(7)............................     $  1,231     $    946,573
                                                                    ------------

Packaging--1.5%
 Vicap SA
  Guaranteed Sr. Notes
  11.38% due 5/15/07..............................        1,000          787,500
                                                                    ------------

Telecommunications--0.4%
 Worldwide Fiber, Inc.
  Sr. Notes
  12.50% due 12/15/05.............................          500          200,000
                                                                    ------------

Total Foreign Bonds & Notes
 (cost $10,732,917)...............................                     8,609,073
                                                                    ------------

U.S. GOVERNMENT AND  AGENCIES--27.3%
U.S. Government Agencies--4.1%
 Federal National Mortgage Association
  6.63% due 9/15/09...............................        2,000        2,126,240
                                                                    ------------

U.S. Treasury Bonds--3.1%
 5.38% due 2/15/31................................          500          493,595
 6.13% due 11/15/27...............................          500          533,515
 6.25% due 5/15/30................................          500          549,295
                                                                    ------------
                                                                       1,576,405

U.S. Treasury Notes--20.1%
 4.75% due 2/15/04................................        2,000        2,020,000
 5.00% due 2/15/11................................        1,000        1,005,160
 5.75% due 8/15/10................................        1,000        1,054,680
 5.88% due 11/15/04...............................        4,000        4,180,000
 6.00% due 8/15/09................................        2,000        2,138,740
                                                                    ------------
                                                                      10,398,580
                                                                    ------------
Total U.S. Government and Agencies
 (cost $13,539,149)...............................                    14,101,225
                                                                    ------------

PREFERRED STOCK--5.6%
Cable--2.8%
 CSC Holdings, Inc. 11.13%(6).....................       13,028        1,416,795
                                                                    ------------

Cellular--1.2%
 Nextel Communications, Inc.
  11.13%(6).......................................          836          610,280
                                                                    ------------

                                                   Shares/Warrants/
                                                      Principal
                                                        Amount         Value
               Security Description                 (in thousands)    (Note 2)

Telecommunications--1.6%
 Broadwing Communications, Inc.
  12.50%.........................................           650     $    663,000
 Global Crossing Ltd. 6.75%......................           150           23,587
 Global Crossings Ltd. 7.00%(3)..................         1,250          158,594
                                                                    ------------
                                                                         845,181
                                                                    ------------

Total Preferred Stock
 (cost $2,987,884)...............................                      2,872,256
                                                                    ------------

COMMON STOCK--0.2%
Cellular--0.0%
 International Wireless
 Communications Holdings,
 Inc.+(4)........................................        84,603            8,460
                                                                    ------------

Energy Services--0.2%
 Frontline Ltd.+.................................         5,689           99,185
                                                                    ------------

Total Common Stock
 (cost $784,774).................................                        107,645
                                                                    ------------

WARRANTS--0.0%+
Cable--0.0%
 Knology Holdings, Inc.(3)(4)....................         1,500               15
 UIH Australia Pacific, Inc.(4)..................         1,000           10,000
                                                                    ------------
                                                                          10,015
                                                                    ------------

Cellular--0.0%
 Leap Wireless International, Inc.(3)............           500           15,000
 Leap Wireless International, Inc.(3)............           350            5,250
 Occidente Y Caribe Celular SA(3)(4).............         7,250               73
                                                                    ------------
                                                                          20,323
                                                                    ------------

Media--0.0%
 Park-N-View, Inc.(4)............................           625                0
                                                                    ------------

Total Warrants
 (cost $2,856)...................................                         30,338
                                                                    ------------

Total Investment Securities--91.9%
 (cost $54,975,452)..............................                     47,488,132
                                                                    ------------

REPURCHASE AGREEMENT--6.9%
 State Street Bank & Trust Co.
 Joint Repurchase Agreement Account (Note 2)
 (cost $3,567,000)...............................      $  3,567        3,567,000
                                                                    ------------

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------


                                                                       Value
                  Security Description                                (Note 2)

-----------------------------------------------------
TOTAL INVESTMENTS--
 (cost $58,542,452*)....................................      98.8% $ 51,055,132
Other assets less liabilities...........................       1.2       630,965
                                                          --------  ------------

NET ASSETS--                                                 100.0% $ 51,686,097
                                                          ========  ============

------

*   See Note 5
+   Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Bond issued as part of a unit which includes an equity component
(3) Resale restricted to qualified institutional buyers
(4) Fair valued security; see Note 2
(5) Bond in default
(6) PIK ("Payment-in-Kind") payment made with additional shares in lieu of cash
(7) Variable rate security; rate as of March 31, 2001
(8) Allocation of investment by country as a percentage of net assets as of March 31, 2001:

 United States...........................................................  83.5%
 Brazil..................................................................   3.8%
 Mexico..................................................................   3.4%
 Colombia................................................................   2.8%
 Netherlands.............................................................   2.0%
 United Kingdom..........................................................   1.9%
 Bermuda.................................................................   1.0%
 Indonesia...............................................................   0.2%
 Norway..................................................................   0.2%
                                                                           -----
                                                                           98.8%
                                                                           =====

See Notes to Financial Statements

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--69.8%
Broadcasting--2.8%
 Big City Radio, Inc.
  Sr. Disc. Notes
  11.25% due 3/15/05...............................  $     1,600   $    752,000
 CD Radio, Inc.
  Sr. Disc. Notes
  zero coupon due 12/01/07(1)(2)...................          375        146,250
 Radio One, Inc.
  Sr. Subordinated Notes, Series B 12.00% due
  5/15/04..........................................        1,000      1,050,000
 Shop At Home, Inc.
  Sr. Secured Notes
  11.00% due 4/01/05...............................        1,500      1,479,375
 XM Satellite Radio, Inc.
  Sr. Secured Notes
  14.00% due 3/15/10...............................        1,000        550,000
                                                                   ------------
                                                                      3,977,625
                                                                   ------------

Business Services--1.1%
 Earthwatch, Inc.
  Sr. Disc. Notes
  zero coupon due 7/15/07(1).......................        1,750      1,502,550
                                                                   ------------

Cable--9.8%
 Adelphia Communications Corp.
  Sr. Notes, Series B
  8.13% due 7/15/03................................        3,925      3,817,063
 Comcast UK Cable Partners Ltd.
  Sr. Disc. Notes
  11.20% due 11/15/07..............................        1,625      1,462,500
 Echostar Communications Corp. Subordinated Notes
  Convertible 4.88% due 1/01/07....................        1,500      1,332,750
 Echostar DBS Corp.
  Sr. Notes
  9.25% due 2/01/06................................        2,000      1,990,000
 Mediacom LLC
  Sr. Notes, Series B
  8.50% due 4/15/08................................        2,500      2,350,000
 UIH Australia Pacific, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 5/15/06(1).......................        2,750      1,512,500
 UnitedGlobalCom, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 2/15/08(1).......................        2,775      1,332,000
                                                                   ------------
                                                                     13,796,813
                                                                   ------------
Cellular--4.1%
 Airgate PCS, Inc.
  Sr. Subordinated Disc. Notes
  zero coupon due 10/01/09(1)(2)...................        1,000        595,000
 Leap Wireless International, Inc.
  Sr. Disc. Notes
  zero coupon due 4/15/10(1).......................        4,500      1,192,500
 McCaw International Ltd.
  Sr. Disc. Notes
  zero coupon due 4/15/07(1).......................        3,750      2,400,000

                                               Principal
                                                 Amount        Value
            Security Description             (in thousands)   (Note 2)

Cellular (continued)
 SBA Communications Corp.
  Sr. Notes
  10.25% due 2/01/09(3).....................  $     1,000   $    950,000
 Spectrasite Holdings, Inc.
  Sr. Disc. Notes
  zero coupon due 4/15/09(1)................        1,500        675,000
                                                            ------------
                                                               5,812,500
                                                            ------------

Chemicals--1.5%
 Hercules, Inc.
  Sr. Notes
  11.13% due 11/15/07(3)........................      500        505,000
 Huntsman Corp.
  Sr. Subordinated Notes
  9.45% due 7/01/07(3)(4).......................... 2,000      1,540,000
                                                            ------------
                                                               2,045,000
                                                            ------------

Consumer Goods--2.9%
 Evenflo Co., Inc.
  Sr. Notes, Series B
  11.75% due 8/15/06........................        3,000      2,250,000
 Polymer Group, Inc.
  Sr. Subordinated Notes, Series B
  8.75% due 3/01/08.........................        1,500        690,000
 Polymer Group, Inc.
  Sr. Subordinated Notes, Series B 9.00% due
  7/01/07...................................        2,300      1,104,000
                                                            ------------
                                                               4,044,000
                                                            ------------
Consumer Services--2.1%
 Allied Waste North America, Inc.
  Sr. Notes, Series B
  7.63% due 1/01/06.........................        3,000      2,910,000
                                                            ------------
Energy--2.4%
 P&L Coal Holdings Corp.
  Sr. Notes, Series B
  8.88% due 5/15/08.........................        3,250      3,388,125
                                                            ------------
Energy Services--8.3%
 AES Corp.
  Sr. Notes
  8.75% due 12/15/02........................        2,000      2,030,000
 CMS Energy Corp.
  Sr. Notes
  8.50% due 4/15/11.........................        1,500      1,465,140
 Gulfmark Offshore, Inc.
 Sr. Notes
 8.75% due 6/01/08..........................        1,000      1,002,500
 Key Energy Services, Inc.
 Sr. Subordinated Notes, Series B 14.00%
 due 1/15/09................................        1,500      1,755,000
 R&B Falcon Corp.
 Sr. Notes
 6.95% due 4/15/08..........................        1,000      1,019,155
 R&B Falcon Corp.
 Sr. Notes
 12.25% due 3/15/06.........................        1,500      1,946,250

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Energy Services (continued)
 Western Gas Resources, Inc.
 Sr. Subordinated Notes
 10.00% due 6/15/09................................   $     2,250   $  2,385,000
                                                                    ------------
                                                                      11,603,045
                                                                    ------------
Financial Services--5.7%
 Alamosa Delaware, Inc.
 Sr. Notes
 12.50% due 2/01/11(3).............................         1,000        992,500
 Americredit Corp.
 Sr. Notes
 9.25% due 2/01/04.................................         1,500      1,470,000
 Americredit Corp.
 Sr. Notes, Series B
 9.88% due 4/15/06.................................           500        495,000
 Bank United Capital Trust
 Sr. Notes
 10.25% due 12/31/26(5)............................         2,000      1,700,000
 LaBranche & Co., Inc.
 Sr. Subordinated Notes
 12.00% due 3/02/07................................         1,750      1,960,000
 Western Financial Savings Bank
 Sr. Subordinated Notes
 8.88% due 8/01/07.................................         1,500      1,449,375
                                                                    ------------
                                                                       8,066,875
                                                                    ------------
Gaming--4.6%
 Circus Circus Enterprises, Inc.
 Sr. Subordinated Notes
 6.45% due 2/01/06.................................         1,500      1,397,070
 MGM Grand, Inc.
 Sr. Callable Bond
 6.95% due 2/01/05.................................         3,500      3,485,650
 Station Casinos, Inc.
 Sr. Subordinated Notes
 9.88% due 7/01/10.................................         1,500      1,548,750
                                                                    ------------
                                                                       6,431,470
                                                                    ------------
Health Services--4.8%
 Fresenius Medical Care Capital Trust I
 Sr. Notes
 9.00% due 12/01/06................................         1,750      1,771,875
 Fresenius Medical Care Capital Trust II
 Sr. Notes
 7.88% due 2/01/08.................................         1,750      1,697,500
 Tenet Healthcare Corp.
 Sr. Notes
 8.00% due 1/15/05.................................         3,250      3,331,250
                                                                    ------------
                                                                       6,800,625
                                                                    ------------
Leisure & Tourism--3.1%
 Felcor Suites LP
 Guaranteed Sr. Notes
 7.38% due 10/01/04................................         1,500      1,462,845

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Leisure & Tourism (continued)
 HMH Properties, Inc.
 Sr. Notes, Series A
 7.88% due 8/01/05.................................   $     2,000   $  1,935,000
 ITT Corp.
 New Notes
 6.75% due 11/15/05................................         1,000        986,450
                                                                    ------------
                                                                       4,384,295
                                                                    ------------
Manufacturing--1.1%
 Pentacon, Inc.
 Sr. Subordinated Notes, Series B 12.25% due
 4/01/09...........................................         2,600      1,040,000
 Terex Corp.
 Sr. Subordinated Notes
 10.38% due 4/01/11(3).............................           500        505,000
                                                                    ------------
                                                                       1,545,000
                                                                    ------------
Media--0.8%
 Orion Network Systems, Inc.
 Sr. Disc. Notes
 zero coupon due 1/15/07(1)(2).....................         3,400        901,000
 Park-N-View, Inc.
 Sr. Notes, Series B
 13.00% due 5/15/08(5)(6)..........................         2,000        200,000
                                                                    ------------
                                                                       1,101,000
                                                                    ------------
Metals & Minerals--5.2%
 Acme Metals, Inc.
 Sr. Notes
 12.50% due 8/01/02(5)(6)..........................         1,500        825,000
 Armco, Inc.
 Sr. Notes
 8.88% due 12/01/08................................         3,000      2,790,000
 Kaiser Aluminum & Chemical Corp.
 Sr. Subordinated Notes
 12.75% due 2/01/03................................         2,000      1,720,000
 Metal Management, Inc.
 Sr. Subordinated Notes
 10.00% due 5/15/08(6).............................         3,000         75,000
 Schuff Steel Co.
 Sr. Notes
 10.50% due 6/01/08................................         2,250      1,935,000
                                                                    ------------
                                                                       7,345,000
                                                                    ------------
Real Estate Companies--1.0%
 LNR Property Corp.
 Sr. Subordinated Notes
 10.50% due 1/15/09................................         1,450      1,399,250
                                                                    ------------
Telecommunications--8.5%
 AMSC Acquisition Co., Inc.
 Sr. Notes, Series B
 12.25% due 4/01/08................................         1,750        743,750
 Flag Ltd.
 Sr. Notes
 8.25% due 1/30/08.................................         1,250      1,125,000

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPRATE BONDS & NOTES (continued)
Telecommunications (continued)
 Flag Telecom Holdings Ltd.
 Sr. Notes
 11.63% due 3/30/10.................................  $     1,250   $    975,000
 Globix Corp.
 Sr. Notes
 12.50% due 2/01/10.................................        3,575      1,036,750
 ICG Services, Inc.
 Sr. Exchange Disc. Notes
 zero coupon due 5/01/08(1).........................        1,750         96,250
 Intermedia Communications, Inc.
 Sr. Notes, Series B
 8.88% due 11/01/07.................................        2,000      1,960,000
 Level 3 Communications, Inc.
 Sr. Notes
 11.00% due 3/15/08.................................        2,500      1,950,000
 Mpower Communications Corp.
 Sr. Notes
 13.00% due 4/01/10.................................        1,850        758,500
 Nextel Partners, Inc.
 Sr. Notes
 11.00% due 3/15/10.................................        2,000      1,740,000
 NTL, Inc.
 Sr. Notes, Series B
 zero coupon due 4/01/08(1).........................        1,500        862,500
 Primus Telecommunications, Inc.
 Sr. Notes
 12.75% due 10/15/09................................        1,750        490,000
 PSINet, Inc.
 Sr. Notes
 11.50% due 11/01/08................................        1,500        135,000
 Telehub Communications Corp.
 Sr. Disc. Notes
 zero coupon due 7/31/05(1)(5)......................        1,500              0
                                                                    ------------
                                                                      11,872,750
                                                                    ------------
Total Corporate Bonds & Notes
 (cost $119,630,631)..................................                98,025,923
                                                                    ------------
FOREIGN BONDS & NOTES--16.5%
Broadcasting--0.8%
 Central European Media
  Enterprises Ltd.
 Sr. Notes
 9.38% due 8/15/04..................................        3,050      1,075,125
                                                                    ------------
Building Materials--1.4%
 Ainsworth Lumber Ltd.
 Sr. Secured Notes
 12.50% due 7/15/07(7)..............................        2,350      1,938,750
                                                                    ------------
Cable--3.8%
 Australis Holdings Property Ltd.
 Sr. Disc. Notes
 15.00% due 11/01/02(5)(6)..........................        1,000         20,000
 Callahan Nordrhein Westfalen
 Sr. Disc. Notes
 zero coupon due 7/15/10(1)(3)......................        1,500        705,000

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)


Cable (continued)
 Diamond Cable Communications PLC
 Sr. Disc. Notes
 13.25% due 9/30/04................................   $     1,000   $    975,000
 Diamond Holdings PLC
 Sr. Notes
 9.13% due 2/01/08.................................         1,500      1,222,500
 Telewest Communications PLC
 Sr. Disc. Notes
 zero coupon due 2/01/10(1)........................           750        427,500
 Telewest Communications PLC
 Sr. Notes
 11.25% due 11/01/08...............................         2,000      2,010,000
                                                                    ------------
                                                                       5,360,000
                                                                    ------------
Cellular--1.6%
 Celcaribe SA
 Sr. Notes
 14.50% due 3/15/04................................         1,250        912,500
 Occidente Y Caribe Celular SA
 Sr. Disc. Notes, Series B
 14.00% due 3/15/04................................         1,750      1,277,500
                                                                    ------------
                                                                       2,190,000
                                                                    ------------
Energy--1.4%
 Baytex Energy Ltd.
 Sr. Subordinated Notes
 10.50% due 2/15/11................................         2,000      1,970,000
                                                                    ------------
Energy Services--2.6%
 Statia Terminals International NV
 Mortgage Notes, Series B 11.75% due 11/15/03......         3,625      3,715,625
                                                                    ------------
Manufacturing--2.0%
 Filtronic PLC
  Sr. Notes
  10.00% due 12/01/05..............................         2,000      1,540,000
 International Utility Structures, Inc.
  Sr. Subordinated Notes
  10.75% due 2/01/08...............................         2,000      1,300,000
                                                                    ------------
                                                                       2,840,000
                                                                    ------------
Telecommunications--2.9%
 Global Crossing Holdings Ltd.
  Sr. Note
  9.13% due 11/15/06...............................         2,000      1,885,000
 GT Group Telecom, Inc.
  Sr. Disc. Exchange Notes
  zero coupon due 2/01/10(1).......................         2,000        760,000
 Poland Telecom Finance BV Guaranteed Sr. Notes,
  Series B 14.00% due 12/01/07(5)(6)...............         1,000         10,000
 Worldwide Fiber, Inc.
  Sr. Notes
  12.50% due 12/15/05..............................         3,500      1,400,000
                                                                    ------------
                                                                       4,055,000
                                                                    ------------
Total Foreign Bonds & Notes
  (cost $30,655,488)...............................                   23,144,500
                                                                    ------------

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------



                                                         Shares/      Value
                 Security Description                   Warrants     (Note 2)

-------------------------------------------------------------------------------
PREFERRED STOCK--8.7%
Business Services--0.0%
 Earthwatch, Inc., Series C 8.50%(3)(5)(7)............      96,895 $        969
                                                                   ------------
Cable--3.9%
 CSC Holdings, Inc. 11.13%(7).........................      49,974    5,434,672
                                                                   ------------
Cellular--1.5%
 Nextel Communications, Inc. 11.13%(7)................       2,899    2,116,270
                                                                   ------------
Telecommunications--3.3%
 Broadwing Communications, Inc. 12.50%................       3,700    3,774,000
 Global Crossing Ltd. 6.75%...........................       3,100      487,475
 Global Crossings Ltd. 7.00%(3).......................       2,600      329,875
 Mpower Communications Corp. 7.25%....................      10,000       73,750
                                                                   ------------
                                                                      4,665,100
                                                                   ------------
Total Preferred Stock (cost $13,133,022)..............               12,217,011
                                                                   ------------
COMMON STOCK--0.3%
Cellular--0.0%
 International Wireless Communications Holdings,
  Inc.+(5)............................................     157,119       15,712
                                                                   ------------
Energy Services--0.3%
 Frontline Ltd.+......................................      25,290      440,920
                                                                   ------------
Gaming--0.0%
 Capital Gaming International, Inc.+(5)...............         241            2
                                                                   ------------
Total Common Stock
  (cost $3,369,159)...................................                  456,634
                                                                   ------------
WARRANTS--0.2%+
Broadcasting--0.0%
 XM Satellite Radio, Inc..............................       1,000        3,000
                                                                   ------------
Cable--0.0%
 Knology Holdings, Inc.(3)(5).........................       4,500           45
 UIH Australia Pacific, Inc.(5).......................       1,000       10,000
                                                                   ------------
                                                                         10,045
                                                                   ------------
Cellular--0.1%
 Leap Wireless International, Inc.(3).................       2,250       67,500
 Leap Wireless International, Inc.(3).................       1,950       29,250
 Occidente Y Caribe Celular SA(3)(5)..................       7,750           77
                                                                   ------------
                                                                         96,827
                                                                   ------------
Energy Services--0.1%
 Key Energy Services, Inc.  ..........................       1,900      150,404
                                                                   ------------

                                                      Warrants/
                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

WARRANTS (continued)
Media--0.0%
 Park-N-View, Inc.(5)..............................       2,000    $          0
                                                                   ------------
Telecommunications--0.0%
 GT Group Telecom, Inc.(3)(5)......................       2,000              20
 KMC Telecom Holdings, Inc.(3)(5)..................       3,650              37
 Motient Corp.(3)..................................       1,750           6,125
 Poland Telecom Finance BV(2)(3)(5)................       1,000               0
 Telehub Communications Corp.(3)(5)................       1,500               0
                                                                   ------------
                                                                          6,182
                                                                   ------------
Total Warrants
  (cost $667,385)..................................                     266,458
                                                                   ------------
Total Investment Securities--95.5%
  (cost $167,455,685)..............................                 134,110,526
                                                                   ------------
SHORT-TERM SECURITIES--1.2%
Gaming--0.0%
 Capital Gaming International, Inc. Sr. Secured
  Notes 12.00% due 5/28/01(5)(6)...................    $      1               0
                                                                   ------------
Telecommunications--1.2%
 Vialog Corp.
  Sr. Notes
  12.75% due 11/15/01..............................       1,750       1,732,500
                                                                   ------------
Total Short-Term Securities
  (cost $1,736,569)................................                   1,732,500
                                                                   ------------
TOTAL INVESTMENTS--
  (cost $169,192,254*).............................        96.7%    135,843,026
Other assets less liabilities......................         3.3       4,644,959
                                                       --------    ------------
NET ASSETS--                                              100.0%   $140,487,985
                                                       ========    ============

------
*   See Note 5
+   Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Bond issued as part of a unit which includes an equity component
(3) Resale restricted to qualified institutional buyers
(4) Variable rate security; rate as of March 31, 2001
(5) Fair valued security; see Note 2
(6) Bond in default
(7) PIK ("Payment-in-kind") payment made with additional shares in lieu of cash See Notes to Financial Statements

    SunAmerica Tax Exempt Insured Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
MUNICIPAL BONDS--96.5%
Alaska--0.6%
 Alaska State Housing Finance Corp., Series A-2,
  7.50% due 12/01/15+..............................     $  545     $    545,485
                                                                   ------------

Arkansas--0.1%
 Arkansas State Development Finance Authority,
  Single Family Mortgage Revenue,
  9.00% due 6/01/14+...............................        110          111,275
                                                                   ------------

California--0.7%
 Anaheim, California Public Financing Authority,
  Revenue, Series A, zero coupon due 9/01/18+......      1,500          613,380
                                                                   ------------

Colorado--5.3%
 Denver Colorado City & County School District
  Number 1 5.00% due 12/01/23+.....................      2,500        2,449,350
 Highlands Ranch Metropolitan District, Colorado
  General Obligation,
  6.50% due 6/15/09+...............................      1,960        2,268,641
                                                                   ------------
                                                                      4,717,991
                                                                   ------------

Georgia--3.6%
 Municipal Electric Authority, Georgia Special
  Obligation,
  Series Y,
  6.40% due 1/01/09+...............................      1,250        1,429,278
 Municipal Electric Authority, Georgia Special
  Obligation,
  Series Y,
  6.40% due 1/01/13+...............................      1,500        1,753,935
                                                                   ------------
                                                                      3,183,213
                                                                   ------------
Idaho--0.9%
 Idaho Housing & Finance Association, Single Family
  Mortgage,
  5.63% due 7/01/15................................        825          850,443
                                                                   ------------


Illinois--13.5%
 Chicago Illinois Board Of Education, General
  Obligation, 6.75% due 12/01/11+..................      2,000        2,394,740
 Cook & Du Page Counties, Illinois High School,
  District Number 210, General Obligation,
  zero coupon due 12/01/12+........................      1,600          918,832
 Cook County, Illinois Community College, District
  Number 508, 7.70% due 12/01/07+..................      4,000        4,846,320

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

Illinois (continued)
 Illinois Health Facilities Authority, Lutheran
  General Health Systems,
  7.00% due 4/01/08+...............................     $3,400     $  3,945,564
                                                                   ------------
                                                                     12,105,456
                                                                   ------------

Kentucky--4.4%
 Louisville & Jefferson County, Kentucky Regional
  Airport Authority, Series A,
  6.50% due 7/01/17+...............................      3,500        3,957,170
                                                                   ------------

Louisiana--3.0%
 New Orleans, Louisiana,
  Revenue Refunding, 5.50% due 12/01/21+...........      2,500        2,659,725
                                                                   ------------

Maine--2.0%
 Maine State Housing Authority Mortgage Purchase,
  Revenue, Series C,
  5.95% due 11/15/20+..............................      1,700        1,766,793
                                                                   ------------

Massachusetts--2.3%
 Massachusetts State Housing Finance Agency,
  Insured Rental, Series A,
  6.60% due 7/01/14+...............................        875          924,052
 Massachusetts State Port Authority, Revenue,
  6.25% due 7/01/17+...............................      1,000        1,089,680
                                                                   ------------
                                                                      2,013,732
                                                                   ------------

Michigan--6.2%
 Detroit Michigan Sewage Disposal, Revenue,
  5.00% 7/01/27+...................................      2,000        1,932,620
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan,
  zero coupon due 5/01/16+.........................      2,735        1,277,519
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan,
  zero coupon due 5/01/17+.........................      2,875        1,264,856
 Michigan State Hospital Finance Authority,
  Revenue, Series A, 6.25% due 11/15/14+...........      1,000        1,109,500
                                                                   ------------
                                                                      5,584,495
                                                                   ------------
Minnesota--2.5%
 Minneapolis & St. Paul Minnesota, Metropolitan
  Airports, Revenue, Series B,
  5.63% due 1/01/14+...............................      2,100        2,208,696
                                                                   ------------


    SunAmerica Tax Exempt Insured Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2000 -- (continued)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Missouri--6.4%
 Sikeston, Missouri Electric, Revenue,
  6.20% due 6/01/10+...............................     $5,000     $  5,745,950
                                                                   ------------

Nevada--7.3%
 Clark County, Nevada Public Facilities, General
  Obligation, Series C,
  5.00% due 6/01/24+...............................      1,500        1,455,435
 Nevada Housing Division, Single Family Mortgage
  Revenue, Series A, 8.63% due 4/01/16+(1).........      4,945        5,060,911
                                                                   ------------
                                                                      6,516,346
                                                                   ------------
New Jersey--3.3%
 New Jersey State Transportation Trust Fund
  Authority, Transportation Systems Revenue, Series
  B, 6.50% due 6/15/10+............................      2,500        2,954,025
                                                                   ------------

New Mexico--0.1%
 New Mexico Mortgage Finance Authority, Single
  Family Mortgage Revenue, Series C, 8.63% due
  7/01/17+.........................................         80           80,178
                                                                   ------------
New York--4.5%
 New York State Dormitory Authority Revenue,
  4.75% due 8/01/27+...............................      3,000        2,773,380
 Niagara Falls, New York, General Obligation,
  7.50% due 3/01/13+...............................        445          566,623
 Niagara Falls, New York, General Obligation,
  7.50% due 3/01/14+...............................        555          711,060
                                                                   ------------
                                                                      4,051,063
                                                                   ------------
North Carolina--2.4%
 North Carolina Housing Finance Agency, Revenue,
  Home Ownership, Series 8A
  6.20% due 7/01/16+...............................      2,000        2,128,020
                                                                   ------------
Ohio--4.8%
 Lucas County, Ohio Hospital Revenue, St Vincent
  Medical Center,
  6.50% due 8/15/07+...............................      2,885        3,054,667
 Woodridge, Ohio Local School District, General
  Obligation, 6.80% due 12/01/14+..................      1,000        1,226,380
                                                                   ------------
                                                                      4,281,047
                                                                   ------------

                              Principal
                                Amount        Value
   Security Description     (in thousands)   (Note 2)

Oklahoma--1.9%
 Grand River Dam
  Authority, Oklahoma
  Revenue Refunding, 6.25%
  due 6/01/11+............      $1,500     $  1,734,780
                                           ------------

Pennsylvania--0.1%
 Pennsylvania Housing
  Finance Agency, Multi-
  Family Mortgage, 9.38%
  due 8/01/28+............         120          121,566
                                           ------------

South Dakota--2.7%
 South Dakota St Health &
  Educational Facilities
  Authority, Revenue,
  6.25% due 7/01/10+......       2,120        2,413,578
                                           ------------

Texas--14.1%
 Bexar County, Texas
  Health Facilities
  Development Corp.,
  Hospital Revenue,
  6.75% due 8/15/19+......       2,000        2,237,980
 Harris County, Texas
  Hospital District
  Mortgage, Revenue,
  7.40% due 2/15/10+......       2,500        2,921,700
 Houston, Texas
  Independent School
  District, General
  Obligation, Series A
  5.00% due 2/15/19+......       5,000        4,920,200
 Houston, Texas Water
  Conveyance Systems
  Contract, Series J,
  Certificates of
  Participation,
  6.13% due 12/15/08+.....       1,250        1,399,975
 San Antonio, Texas, Hotel
  Occupancy, Revenue,
  zero coupon due 8/15/17+.      2,700        1,163,052
                                           ------------
                                             12,642,907
                                           ------------
Virginia--1.2%
 Virginia State Housing
  Development Authority,
  Multi-Family, Series H,
  5.50% due 5/01/13.......       1,000        1,043,660
                                           ------------
Washington--2.6%
 Washington State Housing
  Finance
  Commission, Multi-Family
  Mortgage Revenue, Series
  A,
  6.00% due 7/01/15+......       2,000        2,283,420
                                           ------------
Total Investment
  Securities--96.5%
  (cost $79,449,448)........                 86,314,394
                                           ------------



SHORT-TERM SECURITIES--3.5%
Nevada--1.2%
Clark County Nevada School
 District 3.85% due
 3/31/01+.................       1,100        1,100,000

    SunAmerica Tax Exempt Insured Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                     Principal
    Security           Amount        Value
   Description     (in thousands)   (Note 2)

----------------------------------------------
SHORT-TERM SECURITIES--(continued)
Texas--2.3%
 North Central
  Texas Health
  Facility
  Development
  Corp., Revenue,
  3.90% due
  4/02/01+.......      $2,000     $  2,000,000
                                  ------------

Total Short-Term
 Securities
 (cost
 $3,100,000).....                    3,100,000
                                  ------------

TOTAL
  INVESTMENTS--
  (cost
  $82,549,448*)..       100.0%      89,414,394
Other assets less
 liabilities.....         0.0            2,376
                       ------     ------------
NET ASSETS--.....       100.0%    $ 89,416,770
                       ======     ============

------
* See Note 5
+ All or part of this security is insured by the Government National Mortgage
  Association ("GNMA"), Financial Security Assurance ("FSA"), Federal Housing Administration ("FHA"), Financial Guarantee Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), Permanent School Fund ("PSF") or American Municipal Bond Assurance Corp. ("AMBAC") ($87,520,291 or 97.9% of Net Assets)
(1) Variable rate security; maturity date reflects next reset date

See Notes to Financial Statements

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001
--------------------------------------------------------------------------------

Note 1. Organization

  SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of five different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds: SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:

  U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities of high credit quality and relatively low duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof.

  GNMA Fund (formerly Federal Securities Fund) seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities of high credit quality and relatively high duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof, with a significant portion invested in mortgage-backed securities.

  Diversified Income Fund seeks a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective.

  High Income Fund seeks maximum current income by investing primarily in high-yield, high-risk corporate bonds generally with relatively low duration.

  Tax Exempt Insured Fund seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of capital.

  Each Fund currently offers three classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

  and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B and Class II shares are subject to higher distribution fee rates.

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

  repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of March 31, 2001 the U.S. Government Securities Fund, GNMA Fund, and Diversified Income Fund had a 2.43%, 1.59%, and 1.09% undivided interest, respectively, which represented $7,983,000, $5,236,000, and $3,567,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. In addition, the U.S. Government Securities Fund and GNMA Fund, had a 6.67%, and 6.67% undivided interest which represented $20,000,000 and $20,000,000, respectively, in principal amount in a joint repurchase agreement with UBS Warburg LLC. As of such date, the repurchase agreements in the joint account and the collateral therefore were as follows:

  State Street Bank & Trust Co. Repurchase Agreement, 5.15% dated 3/30/01 in the principle amount of $328,523,000, repurchase price $328,663,991 due 4/02/01, collateralized by $95,200,000 U.S. Treasury Notes 6.13% due 12/31/01, $48,120,000 U.S. Treasury Notes 6.63% due 7/31/01, $47,890,000
  U.S. Treasury Notes 7.88% due 8/15/01, $47,310,000 U.S. Treasury Notes 5.63% due 9/30/01, $47,030,000 U.S. Treasury Notes 6.38% due 6/30/02, $24,740,000
  U.S. Treasury Bills 4.02% due 6/28/01 and $15,135,000 U.S. Treasury Bonds 6.25% due 5/15/30, approximate aggregate value $335,139,299.

  UBS Warburg LLC Repurchase Agreement, 5.28% dated 3/30/01, in the principal amount of $300,000,000, repurchase price $300,132,000 due 4/02/01, collateralized by $306,925,000 U.S. Treasury Bills 4.97% due 4/19/01, approximate aggregate value $306,004,225.

  Securities Transactions, Investment Income, Dividends and Distributions to
  Shareholders: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Diversified Income Fund and High Income Fund) except original issue discounts for which amortization is required for federal income tax purposes.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the funds within the Trust to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

  and unrealized gain/loss in the Statement of Operations. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

  Expenses common to all Funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

  Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected.

  For the year ended March 31, 2001, the following reclassifications arising from book/tax differences were primarily the result of market discount and paydown losses.

                                       Accumulated       Accumulated
                                    Undistributed Net Undistributed Net
                                       Investment         Realized      Paid-In
                                      Income/(Loss)      Gain/(Loss)    Capital
                                    ----------------- ----------------- -------
     U.S. Government Securities
      Fund.........................     $ (93,004)        $ 93,004       $--
     GNMA Fund.....................        10,728          (10,728)       --
     Diversified Income Fund.......           --               --         --
     High Income Fund..............      (135,698)         135,698        --
     Tax Exempt Insured Fund.......           --               --         --

  Investment Securities Loaned: During the year ended March 31, 2001, U.S. Government Securities Fund and GNMA Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Funds may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

  the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  At March 31, 2001, U.S. Government Securities Fund loaned securities having a value of $11,056,760, and held cash collateral of $11,302,500 for these loans.

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

  Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Mortgage-Backed Dollar Rolls: During the year ended March 31, 2001, the U.S. Government Securities Fund and the GNMA Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Funds' policy is to record the components of TBA Rolls

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

  as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The U.S. Government Securities Fund had TBA Rolls outstanding at period-end, which are included in receivable for investments sold and payable for investments purchased in the Statement of Assets and Liabilities.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

  The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                    Management
                                                       Assets          Fees
                                                  ----------------- ----------
   U.S. Government Securities Fund and High
    Income Fund.................................. $0 - $200 million    0.75%
                                                     > $200 million    0.72%
                                                     > $400 million    0.55%
   GNMA Fund..................................... $0 - $25  million    0.55%
                                                     > $25  million    0.50%
                                                     > $50  million    0.45%
   Diversified Income Fund....................... $0 - $350 million    0.65%
                                                     > $350 million    0.60%
   Tax Exempt Insured Fund....................... $0 - $350 million    0.50%
                                                     > $350 million    0.45%

  For the year ended March 31, 2001, SAAMCo has agreed to reimburse expenses as follows:

        U.S. Government Securities Fund Class II.................. $ 16,427
        GNMA Fund Class A.........................................  158,451
        GNMA Fund Class B.........................................   77,041
        GNMA Fund Class II........................................   26,074
        Diversified Income Fund Class II..........................   10,804
        High Income Fund Class II.................................   19,084
        Tax Exempt Insured Fund Class II..........................    9,477

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

  company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class A, Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class II Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended March 31, 2001, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class II fund shares. SACS has advised the Funds that for the year ended March 31, 2001, the proceeds received from Class A and Class II sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class II redemptions were as follows:

                                               Class A                         Class B
                         --------------------------------------------------- ------------
                                                                 Contingent   Contingent
                          Sales     Affiliated   Non-affiliated   Deferred     Deferred
                         Charges  Broker-dealers Broker-dealers Sales Charge Sales Charge
                         -------- -------------- -------------- ------------ ------------
  U.S. Government
   Securities Fund...... $127,866    $ 36,589       $ 72,227      $10,000      $ 36,513
  GNMA Fund.............  248,005     131,605        100,503          --         79,031
  Diversified Income
   Fund.................   74,877      29,765         39,205          --         49,797
  High Income Fund......  238,640      78,995        124,881          --        197,142
  Tax Exempt Insured
   Fund.................   61,250      22,756         27,147          --         25,683

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------


                                                  Class II
                             --------------------------------------------------
                                                                    Contingent
                              Sales    Affiliated   Non-affiliated   Deferred
                             Charges Broker-dealers Broker-dealers Sales Charge
                             ------- -------------- -------------- ------------
  U.S. Government Securities
   Fund..................... $20,356     $5,658        $14,698        $1,054
  GNMA Fund.................  72,810     23,716         49,094         8,899
  Diversified Income Fund...  23,631      7,416         16,215         2,652
  High Income Fund.......... 119,153     21,595         97,558        23,717
  Tax Exempt Insured Fund...  21,852      4,639         17,213         2,347

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 2001 the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service
  Agreement:

                                                              Payable At
                                       Expenses             March 31, 2001
                               ------------------------ -----------------------
                                                 Class          Class
                               Class A  Class B   II    Class A   B    Class II
                               -------- ------- ------- ------- ------ --------
  U.S. Government Securities
   Fund....................... $344,099 $65,880 $ 3,074 $31,705 $5,179  $  535
  GNMA Fund...................  116,330  50,922   9,265  13,114  6,399   2,470
  Diversified Income Fund.....   64,847  42,807   5,386   5,707  3,304     703
  High Income Fund............  129,694 164,402  31,765  11,276 13,263   3,664
  Tax Exempt Insured Fund.....  152,269  31,994   1,307  13,470  2,860     108

Note 4. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2001 were as follows:

                                  U.S.
                               Government               Diversified     High     Tax Exempt
                               Securities      GNMA       Income       Income      Insured
                                  Fund         Fund        Fund         Fund        Fund
                             -------------- ----------- ----------- ------------ -----------
   Purchases (excluding
    U.S. government
    securities)............  $          --  $       --  $23,742,678 $170,263,134 $19,413,933
   Sales (excluding U.S.
    government securities).             --          --   26,016,863  174,259,266  19,572,042
   Purchases of U.S.
    government securities..   2,532,284,290 669,822,108   4,656,704          --          --
   Sales of U.S. government
    securities.............   2,507,868,437 616,070,000   4,546,406          --          --

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------


Note 5. Portfolio Securities

  Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                U.S.
                             Government               Diversified      High      Tax Exempt
                             Securities      GNMA       Income        Income       Insured
                                Fund         Fund        Fund          Fund         Fund
                            ------------ ------------ -----------  ------------  -----------
   Cost.................... $257,098,310 $142,841,292 $58,837,606  $170,843,618  $82,550,102
                            ============ ============ ===========  ============  ===========
   Appreciation............ $    941,976 $  1,229,862 $ 1,229,989  $  3,411,952  $ 6,899,775
   Depreciation............      854,376      117,325   9,012,463    38,412,544       35,483
                            ------------ ------------ -----------  ------------  -----------
   Unrealized appreciation
    (depreciation)--net.... $     87,600 $  1,112,537 $(7,782,474) $(35,000,592) $ 6,864,292
                            ============ ============ ===========  ============  ===========

  At March 31, 2001, U.S. Government Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had capital loss carry forwards of $23,031,642, $35,135,006, $45,546,085 and $2,469,224, respectively, which were available to the extent provided in regulations and which will expire between 2003-2009. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

  GNMA Fund, Diversified Income Fund and High Income Fund had post October 31, 2000 capital loss deferrals of $16,514, $2,614,870 and $8,350,243, respectively. In addition, High Income Fund had a post October 31, 2000 currency loss deferral of $8,213.

  U.S. Government Fund and GNMA Fund utilized capital loss carry forwards of $5,721,329, and $766,687, respectively, to offset the Fund's net taxable gains realized and recognized in the year ended March 31, 2001.

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------


Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                   U.S. Government Securities Fund
                  ---------------------------------------------------------------------------------------------------------
                                       Class A                                              Class B
                  ----------------------------------------------------  ---------------------------------------------------
                           For the                    For the                   For the                   For the
                         year ended                 year ended                year ended                 year ended
                       March 31, 2001             March 31, 2000            March 31, 2001             March 31, 2000
                  --------------------------  ------------------------  ------------------------  -------------------------
                    Shares        Amount        Shares       Amount       Shares       Amount       Shares        Amount
                  -----------  -------------  ----------  ------------  ----------  ------------  -----------  ------------
Shares sold.....   19,139,541  $ 166,849,074   8,952,098  $ 75,324,127   2,206,877  $ 19,366,149    1,913,093  $ 16,144,616
Reinvested
 dividends......      665,463      5,686,475     574,827     4,824,903     115,251       979,620      264,380     2,227,767
Shares redeemed.  (18,932,641)  (164,835,414) (7,056,436)  (59,082,137) (3,804,428)  (32,348,784) (10,211,456)  (85,944,767)
                  -----------  -------------  ----------  ------------  ----------  ------------  -----------  ------------
Net increase
 (decrease).....      872,363  $   7,700,135   2,470,489  $ 21,066,893  (1,482,300) $(12,003,015)  (8,033,983) $(67,572,384)
                  ===========  =============  ==========  ============  ==========  ============  ===========  ============
                           U.S. Government Securities Fund
                  ----------------------------------------------------
                                      Class II
                  ----------------------------------------------------
                                                  For the period
                           For the                 June 1, 1999*
                         year ended                   through
                       March 31, 2001             March 31, 2000
                  --------------------------  ------------------------
                    Shares        Amount        Shares       Amount
                  -----------  -------------  ----------  ------------
Shares sold.....      534,106  $   4,658,554     520,411  $  4,361,789
Reinvested
 dividends......        6,053         52,061       6,036        50,475
Shares redeemed.     (278,574)    (2,406,816)   (417,369)   (3,459,364)
                  -----------  -------------  ----------  ------------
Net increase ...      261,585  $   2,303,799     109,078  $    952,900
                  ===========  =============  ==========  ============

* Commencement of sale of respective class of shares

                                                             GNMA Fund
                   -----------------------------------------------------------------------------------------------------
                                       Class A                                            Class B
                   --------------------------------------------------  -------------------------------------------------
                           For the                   For the                  For the                   For the
                         year ended                year ended                year ended               year ended
                       March 31, 2001            March 31, 2000            March 31, 2001           March 31, 2000
                   ------------------------  ------------------------  -----------------------  ------------------------
                     Shares       Amount       Shares       Amount      Shares       Amount       Shares       Amount
                   ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Shares sold.......  4,020,542  $ 43,484,965   2,075,249  $ 21,624,849  2,152,346  $ 23,566,164   1,015,469  $ 10,632,909
Reinvested
 dividends........    235,341     2,522,677     144,517     1,505,157     77,819       834,749      76,513       799,808
Shares redeemed... (2,009,139)  (21,671,176) (1,333,208)  (13,858,079)  (945,919)  (10,115,984) (1,381,791)  (14,420,366)
                   ----------  ------------  ----------  ------------  ---------  ------------  ----------  ------------
Net increase
 (decrease).......  2,246,744  $ 24,336,466     886,558  $  9,271,927  1,284,246  $ 14,284,929    (289,809) $ (2,987,649)
                   ==========  ============  ==========  ============  =========  ============  ==========  ============
                                      GNMA Fund
                   --------------------------------------------------
                                      Class II
                   --------------------------------------------------
                                                 For the period
                           For the                June 1, 1999*
                         year ended                  through
                       March 31, 2001            March 31, 2000
                   ------------------------  ------------------------
                     Shares       Amount       Shares       Amount
                   ----------  ------------  ----------  ------------
Shares sold.......  1,396,903  $ 15,334,491     182,286  $  1,899,598
Reinvested
 dividends........     15,637       169,492       2,300        23,931
Shares redeemed...   (126,175)   (1,377,525)    (50,121)     (519,298)
                   ----------  ------------  ----------  ------------
Net increase......  1,286,365  $ 14,126,458     134,465  $  1,404,231
                   ==========  ============  ==========  ============

* Commencement of sale of respective class of shares

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                        Diversified Income Fund
                     ----------------------------------------------------------------------------------------------------
                                        Class A                                            Class B
                     ------------------------------------------------  --------------------------------------------------
                            For the                  For the                   For the                   For the
                           year ended               year ended               year ended                year ended
                         March 31, 2001           March 31, 2000           March 31, 2001            March 31, 2000
                     -----------------------  -----------------------  ------------------------  ------------------------
                       Shares      Amount       Shares      Amount       Shares       Amount       Shares       Amount
                     ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
Shares sold.........  3,431,079  $12,106,417   2,852,211  $10,815,152   2,087,359  $  7,311,328   1,159,770  $  4,401,412
Reinvested
 dividends..........    395,187    1,409,827     423,205    1,603,381     261,895       940,680     416,385     1,583,197
Shares redeemed..... (2,665,653)  (9,534,841) (2,627,174)  (9,961,131) (3,782,637)  (13,569,000) (4,644,572)  (17,645,412)
                     ----------  -----------  ----------  -----------  ----------  ------------  ----------  ------------
Net increase
 (decrease).........  1,160,613  $ 3,981,403     648,242  $ 2,457,402  (1,433,383) $ (5,316,992) (3,068,417) $(11,660,803)
                     ==========  ===========  ==========  ===========  ==========  ============  ==========  ============
                                Diversified Income Fund
                     ------------------------------------------------
                                       Class II
                     ------------------------------------------------
                                                  For the period
                            For the               June 1, 1999*
                           year ended                through
                         March 31, 2001           March 31, 2000
                     -----------------------  -----------------------
                       Shares      Amount       Shares      Amount
                     ----------  -----------  ----------  -----------
Shares sold.........    890,498  $ 3,145,731     395,901  $ 1,511,781
Reinvested
 dividends..........     44,645      158,606       6,660       25,132
Shares redeemed.....   (124,416)    (442,865)    (22,483)     (86,512)
                     ----------  -----------  ----------  -----------
Net increase........    810,727  $ 2,861,472     380,078  $ 1,450,401
                     ==========  ===========  ==========  ===========

* Commencement of sale of respective class of shares

                                                           High Income Fund
                  ---------------------------------------------------------------------------------------------------------
                                      Class A                                               Class B
                  ---------------------------------------------------  ----------------------------------------------------
                          For the                    For the                   For the                    For the
                         year ended                year ended                 year ended                 year ended
                       March 31, 2001            March 31, 2000             March 31, 2001             March 31, 2000
                  -------------------------  ------------------------  -------------------------  -------------------------
                    Shares        Amount       Shares       Amount       Shares        Amount       Shares        Amount
                  -----------  ------------  ----------  ------------  -----------  ------------  -----------  ------------
Shares sold.....   10,654,335  $ 58,180,564   6,048,152  $ 38,286,926    8,795,520  $ 48,355,972    8,810,923  $ 55,949,603
Reinvested
 dividends......      663,338     3,674,567     634,192     4,033,854      658,813     3,663,785      826,011     5,274,504
Shares redeemed.  (11,172,321)  (61,889,524) (6,832,998)  (43,512,831) (11,061,896)  (62,137,774) (13,389,689)  (85,885,750)
                  -----------  ------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease).....      145,352  $    (34,393)   (150,654) $ (1,192,051)  (1,607,563) $(10,118,017)  (3,752,755) $(24,661,643)
                  ===========  ============  ==========  ============  ===========  ============  ===========  ============

                                  High Income Fund
                  ---------------------------------------------------
                                      Class II
                  ---------------------------------------------------
                          For the                    For the
                         year ended                year ended
                       March 31, 2001            March 31, 2000
                  -------------------------  ------------------------
                    Shares        Amount       Shares       Amount
                  -----------  ------------  ----------  ------------
Shares sold.....    4,724,578  $ 25,531,603   3,704,462  $ 23,505,992
Reinvested
 dividends......      104,241       574,245      95,689       608,097
Shares redeemed.   (2,790,830)  (15,071,531) (3,320,055)  (20,871,362)
                  -----------  ------------  ----------  ------------
Net increase....    2,037,989  $ 11,034,317     480,096  $  3,242,727
                  ===========  ============  ==========  ============

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------


                                                          Tax Exempt Insured Fund
                          ----------------------------------------------------------------------------------------------
                                             Class A                                         Class B
                          -------------------------------------------------  -------------------------------------------
                                 For the                   For the                 For the               For the
                                year ended               year ended              year ended             year ended
                              March 31, 2001           March 31, 2000          March 31, 2001         March 31, 2000
                          -----------------------  ------------------------  --------------------  ---------------------
                            Shares      Amount       Shares       Amount      Shares     Amount     Shares     Amount
                          ----------  -----------  ----------  ------------  --------  ----------  --------  -----------
Shares sold.............   2,008,197  $25,481,725     250,692  $  3,125,661   576,575  $7,428,708   206,798  $ 2,569,322
Reinvested dividends....     133,685    1,686,164     137,926     1,719,934    20,549     258,339    29,849      372,813
Shares redeemed.........  (2,131,016) (27,001,901) (1,016,431)  (12,619,306) (660,012) (8,338,757) (578,300)  (7,196,953)
                          ----------  -----------  ----------  ------------  --------  ----------  --------  -----------
Net decrease (decrease).      10,866  $   165,988    (627,813) $ (7,773,711)  (62,888) $ (651,710) (341,653) $(4,254,818)
                          ==========  ===========  ==========  ============  ========  ==========  ========  ===========

                                     Tax Exempt Insured Fund
                          -------------------------------------------------
                                             Class II
                          -------------------------------------------------
                                                       For the period
                                 For the                June 1, 1999*
                                year ended                 through
                              March 31, 2001           March 31, 2000
                          -----------------------  ------------------------
                            Shares      Amount       Shares       Amount
                          ----------  -----------  ----------  ------------
Shares sold.............      29,821  $   370,882      47,959  $    596,931
Reinvested dividends....       1,268       15,997         631         7,770
Shares redeemed.........     (22,356)    (269,889)     (1,940)      (24,382)
                          ----------  -----------  ----------  ------------
Net increase............       8,733  $   116,990      46,650  $    580,319
                          ==========  ===========  ==========  ============

* Commencement of sale of respective class of shares

Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the year ended March 31, 2001, the Diversified Income Fund and the High Income Fund had borrowings outstanding for 22 and 98 days, respectively, under the line of credit and incurred $1,491 and $82,650, respectively in interest charges related to these borrowings. The Diversified Income and the High Income Fund's average amount of debt under the line of credit for the days utilized was $376,237 and $4,650,763 at a weighted average interest of 6.76% and 6.60%, respectively.

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 -- (continued)
--------------------------------------------------------------------------------


Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of March 31, 2001, U.S. Government Securities Fund, GNMA Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had accrued $94,717, $12,401, $21,610, $32,979 and $26,864, respectively, for the Retirement
  Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended March 31, 2001 expensed $4,071, $1,251, $1,048, $3,249 and $1,665, respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

    SunAmerica Income Funds
    REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of SunAmerica Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund (formerly SunAmerica Federal Securities Fund), SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund (constituting SunAmerica Income Funds, hereafter referred to as the "Fund") at March 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
May 16, 2001

    SunAmerica Income Funds
    SHAREHOLDER TAX INFORMATION -- March 31, 2001 -- (unaudited)
--------------------------------------------------------------------------------

Certain tax information regarding the SunAmerica Income Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable periods ended March 31, 2001. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2002.

During the year ended March 31, 2001 the Funds paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                      Net          Net           Net      Qualifying % for the
                           Total   Investment  Short-Term     Long-Term      70% Dividends
                         Dividends   Income   Capital gains Capital gains  Received Deduction
                         --------- ---------- ------------- ------------- --------------------
U.S. Government
 Securities Fund
 Class A................   $0.45     $0.45        $ --          $--                -- %
U.S. Government
 Securities Fund
 Class B................    0.40      0.40          --           --                --
U.S. Government
 Securities Fund
 Class II...............    0.39      0.39          --           --                --
GNMA Fund Class A.......    0.63      0.62         0.01          --                --
GNMA Fund Class B.......    0.56      0.55         0.01          --                --
GNMA Fund Class II......    0.56      0.55         0.01          --                --
Diversified Income Fund
 Class A................    0.33      0.33          --           --               5.42
Diversified Income Fund
 Class B................    0.31      0.31          --           --               5.42
Diversified Income Fund
 Class II...............    0.31      0.31          --           --               5.42
High Income Fund
 Class A................    0.61      0.61          --           --               5.12
High Income Fund
 Class B................    0.57      0.57          --           --               5.12
High Income Fund
 Class II...............    0.57      0.57          --           --               5.12
Tax Exempt Insured Fund
 Class A*...............    0.57      0.57          --           --                --
Tax Exempt Insured Fund
 Class B*...............    0.48      0.48          --           --                --
Tax Exempt Insured Fund
 Class II*..............    0.48      0.48          --           --                --

------
* Tax exempt interest dividends

    SunAmerica Income Funds
    COMPARISONS: PORTFOLIOS VS. INDEXES
--------------------------------------------------------------------------------

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

U.S. Government Securities Fund

The government sector of the U.S. fixed income market rallied over the fiscal year, as economic expansion turned into economic weakness and inflation remained subdued. The Federal Reserve Board ratified the market's view with three interest rate cuts of 0.50% each during the first quarter of 2001. In such an environment, the U.S. Government Securities Fund Class A outperformed the Lehman Brothers Government Index for the twelve months ended March 31, 2001. All share classes of your Fund also outperformed the group average for the fiscal year, with the Fund's Class A shares ranking in the top decile among its peers for its one-year performance through the end of the first calendar quarter (as tracked by Lipper Inc.).* Such strong performance was primarily due to the Fund's effective sector and duration positioning. The Fund continued to meet its objective of high current income consistent with relative safety of capital. In our view, the Fund continues to provide a way to potentially lower risk in your broader investment portfolio during an uncertain economy with volatile financial markets.


                                    [GRAPH]

                 LEHMAN BROTHERS       U.S. GOVERNMENT SECURITIES
                GOVERNMENT INDEX                FUND CLASS B
              ---------------------             ------------
                      10,000                       10,000
Jun-91                11,399                       11,168
Jun-92                12,968                       12,098
Jun-93                14,641                       12,763
Mar-94                14,611                       12,795
Mar-95                15,242                       13,215
Mar-96                16,907                       14,388
Mar-97                17,633                       14,865
Mar-98                19,774                       16,173
Mar-99                21,091                       16,860
Mar-00                21,617                       16,898
03/01/2001            24,412                       18,976

                   Class A                Class B           Class II
   U.S.                     SEC                  SEC                  SEC
Government Cumulative Average Cumulative Average Cumulative Average Securities Traditional Annual Traditional Annual Traditional Annual
   Fund        Return+     Return   Return+     Return   Return+     Return

1 Year Return    13.06%    7.69%    12.29%      7.29%    12.10%      9.98%
5 Year Return    36.39%    5.37%    31.89%      5.37%     N/A         N/A
10 Year Return     N/A      N/A     72.31%      5.59%     N/A         N/A
Since Inception* 54.26%    5.27%   143.83%      6.09%    13.56%      6.61%

+ Traditional returns do not include sales load.
* Inception Date - Class A: 10/1/93; Class B: 3/3/86; Class II: 6/1/99

For the 12 month period ending March 31, 2001, SunAmerica U.S. Government Securities Class B returned 7.29%, compared to 12.93% for the Lehman Brothers Government Index. (Past performance is no guarantee of future results.)

    SunAmerica Update Fund
    COMPARISONS: PORTFOLIOS VS. INDEXES -- (continued)
--------------------------------------------------------------------------------

GNMA Fund
(formerly Federal Securities Fund)

The GNMA Fund Class A ranked #2 of its peers for the one-year period (out of 55 GNMA Funds) and #1 of its peers for the three-year and five-year periods (out of 42 and 38 GNMA Funds, respectively) ended March 31, 2001, as tracked by Lipper Inc.** All share classes of your Fund outperformed both the group average and the Salomon Brothers GNMA Index for the fiscal year. The Fund benefited most from its focus on GNMAs, which outperformed U.S. Treasuries during the twelve-month period. Duration positioning during the second half of the fiscal year also boosted Fund performance. Managed for total return, the Fund continues to provide flexibility in a volatile market.


                                    [GRAPH]

             SALOMON BROTHERS          GNMA FUND               LIPPER GNMA
               GNMA INDEX               CLASS B                 CATEGORY
               ----------             ------------             -----------
Mar-91           10,000                 10,000                   10,000
Mar-92           12,801                 12,470                   12,440
Mar-93           14,260                 13,476                   13,844
Mar-94           14,436                 13,356                   13,943
Mar-95           15,339                 13,865                   14,604
Mar-96           17,010                 15,270                   16,014
Mar-97           18,026                 16,005                   16,780
Mar-98           19,985                 17,852                   18,564
Mar-99           21,239                 18,857                   19,564
Mar-00           21,868                 19,149                   19,863
03/01/2001       24,478                 21,534                   22,098

                   Class A                Class B           Class II
                            SEC                 SEC                  SEC
  Federal Cumulative Average Cumulative Average Cumulative Average Securities Traditional Annual Traditional Annual Traditional Annual
   Fund        Return+     Return   Return+     Return   Return+     Return

1 Year Return    13.10%    7.73%    12.45%      7.45%    12.33%     10.21%
5 Year Return    45.57%    6.75%    41.02%      6.81%     N/A        N/A
10 Year Return     N/A      N/A     90.94%      6.68%     N/A        N/A
Since Inception* 66.33%    6.33%   294.58%      7.96%    15.39%      7.55%

+ Traditional returns do not include sales load.
* Inception Date - Class A: 10/11/93; Class B: 4/25/83; Class II: 6/1/99

For the 12 month period ending March 31, 2001, SunAmerica Federal Securities Class B returned 7.45%, compared to 11.94% for the Salomon Brothers GNMA Index. (*Past performance is no guarantee of future results.)

    SunAmerica Income Funds
    COMPARISONS: PORTFOLIOS VS. INDEXES -- (continued)
--------------------------------------------------------------------------------

Diversified Income Fund

The Diversified Income Fund's underperformance for the period was primarily due to its underweighting in the emerging markets sector, its overweighting in the high yield sector, and its shorter-than-benchmark duration positioning in the U.S. government sector. Looking longer term, for the two years ended March 31, 2001, the Fund's Class A and Class B shares outperformed its peers (as tracked by Lipper Inc.).* Although the past twelve months were clearly a difficult period for the Fund, we continue to believe that over time, a diversified income fund that invests in a variety of fixed income sectors may provide less risk than other single sector, high yield fixed income vehicles.


                                    [GRAPH]

                JP MORGAN      LEHMAN BROTHERS   MERRILL LYNCH    DIVERSIFIED
            GLOBAL GOVERNMENT    GOVERNMENT        HIGH YIELD     INCOME FUND
            -----------------    ----------        ----------     -----------
Oct-90            10,000           10,000           10,000           10,000
Oct-91            10,905           10,808           11,699           10,346
Oct-92            10,886           11,925           13,657           10,362
Oct-93            12,083           13,491           16,132           11,699
Mar-94            12,041           12,991           16,088           11,405
Mar-95            13,495           13,552           17,202           10,782
Mar-96            14,382           15,032           19,841           12,194
Mar-97            14,685           15,667           21,932           13,503
Mar-98            15,942           17,581           25,354           15,544
Mar-99            17,494           18,752           25,812           14,102
Mar-00            17,343           19,219           25,560           15,342
03/01/2001        17,180           21,588           26,083           14,750

                      Class A                Class B           Class II
                               SEC                  SEC                  SEC
Diversified      Cumulative  Average  Cumulative  Average  Cumulative  Average
  Income        Traditional   Annual Traditional   Annual Traditional   Annual
   Fund           Return+     Return   Return+     Return   Return+     Return

1 Year Return       -3.23%   -7.83%    -3.85%     -8.85%    -3.80%     -5.76%
5 Year Return       24.79%    3.52%    20.97%      3.53%     N/A        N/A
Since Inception*    32.78%    3.18%    47.50%      3.96%     3.68%      1.44%

+ Traditional returns do not include sales load.
* Inception Date - Class A: 10/5/93; Class B: 4/6/91; Class II: 6/1/99

  For the 12 month period ending March 31, 2001, SunAmerica Diversified Income Class B returned -8.85%, compared to 2.05% for the Merrill Lynch High Yield Master II Index. (*Past performance is no guarantee of future results.)

    SunAmerica Income Funds
    COMPARISONS: PORTFOLIOS VS. INDEXES -- (continued)
--------------------------------------------------------------------------------

High Income Fund

All share classes of the High Income Fund underperformed the Merrill Lynch High Yield Master II Index and the category average for the twelve months ended March 31, 2001. There were two primary reasons. First, the high yield market posted modestly positive returns for the fiscal year, but faced severe distress in the telecommunications sector, where the Fund was overweighted. Although currently facing a challenging supply/demand scenario, telecommunications usage continues to increase, driven by the Internet and broadband revolutions. Second, the Fund was hurt by the underperformance of lower-rated high yield corporate bonds, which outweighed the relatively stronger performance of higher-rated high yield bonds. It is important to note that the management team improved the overall quality of the portfolio during the period. Looking longer term, the high yield market's return has outperformed that of other fixed income sectors over the past ten years. While past performance is no guarantee of future results, we continue to believe this sector represents an important component of a well-diversified portfolio.


                                    [GRAPH]
               MERRILL LYNCH HIGH      HIGH INCOME
             YIELD MASTER II INDEX     FUND CLASS A
             ---------------------     ------------
Mar-91             10,000                 9,525
Mar-92             14,652                14,106
Mar-93             16,969                16,243
Mar-94             18,342                17,721
Mar-95             19,612                17,205
Mar-96             22,622                19,000
Mar-97             25,005                21,179
Mar-98             28,907                25,430
Mar-99             29,429                23,887
Mar-00             29,141                24,373
03/01/2001         29,737                22,367

                       Class A                Class B           Class II
                                SEC                  SEC                  SEC
   High           Cumulative  Average  Cumulative  Average  Cumulative  Average
  Income         Traditional   Annual Traditional   Annual Traditional   Annual
   Fund            Return+     Return   Return+     Return   Return+     Return
1 Year Return        -8.23%  -12.59%    -8.81%    -13.81%    -8.57%    -10.49%
5 Year Return        17.73%    2.32%    13.95%      2.28%     N/A        N/A
10 Year Return      114.39%    7.40%     N/A        N/A       N/A        N/A
Since Inception*    150.63%    6.18%    23.84%      2.89%   -11.50%     -4.11%
+ Traditional returns do not include sales load.
* Inception Date - Class A: 9/19/86; Class B: 10/1/93; Class II: 2/2/98

  For the 12 month period ending March 31, 2001, SunAmerica High Income Class A returned (12.59)%, compared to 2.05% for the Merrill Lynch High Yield Master II Index. (Past performance is no guarantee of future results.)

    SunAmerica Income Funds
    COMPARISONS: PORTFOLIOS VS. INDEXES -- (continued)
--------------------------------------------------------------------------------

Tax Exempt Insured Fund

Given its conservative management and greater focus on insured municipal bonds relative to other municipal debt funds, SunAmerica Tax Exempt Insured Fund Class A closely tracked its Lipper category average for the fiscal year ended March 31, 2001. All share classes underperformed the return for the Lehman Brothers Municipal Bond Index, but please note that this is an unmanaged index consisting of municipal bonds that may not be insured as to the timely payment of principal and interest. Looking longer term, for the two years ended March 31, 2001, the Fund's Class A shares outperformed its peers (as tracked by Lipper Inc.).* Going forward, strong credit fundamentals of state and local municipalities, attractive yield spreads between municipal bonds and U.S. Treasuries, and a beneficial supply/demand imbalance support a positive outlook for tax exempt investing. We continue to manage the portfolio with a long-term focus, seeking to capture the yield benefits of long-term bonds as well as the greater stability of intermediate-term bonds.


                                    [GRAPH]

              LEHMAN BROTHERS         TAX EXEMPT INSURED
           MUNICIPAL BOND INDEX          FUND CLASS A
           --------------------          ------------
Oct-90            10,000                     9,525
Oct-91            11,694                    10,684
Oct-92            12,676                    11,318
Oct-93            14,460                    12,445
Mar-94            13,832                    11,871
Mar-95            14,864                    12,699
Mar-96            16,108                    13,635
Mar-97            16,989                    14,213
Mar-98            18,810                    15,674
Mar-99            19,976                    16,386
Mar-00            19,960                    16,189
03/01/2001        22,141                    17,821

                   Class A                Class B           Class II
    Tax                     SEC                 SEC                  SEC
  Exempt Cumulative Average Cumulative Average Cumulative Average Insured Traditional Annual Traditional Annual Traditional Annual
   Fund        Return+    Return   Return+     Return   Return+     Return

1 Year Return     10.08%    4.85%     9.31%      4.31%     9.32%      7.23%
5 Year Return     30.70%    4.48%    26.46%      4.47%      N/A        N/A
10 Year Return    75.17%    5.25%      N/A        N/A       N/A        N/A
Since Inception* 158.95%    6.06%    36.00%      4.23%     8.49%      3.98%

+ Traditional returns do not include sales load.
* Inception Date - Class A: 11/22/85; Class B: 10/4/93; Class II: 6/1/99

For the 12 month period ending March 31, 2001, SunAmerica Tax Exempt Insured Class A returned 4.85%, compared to 10.93% for the Lehman Brothers Municipal Bond Index. (*Past performance is no guarantee of future results.)

[LOGO OF SUNAMERICA MUTUAL FUNDS]

The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Trustees
     S. James Coppersmith
     Samuel M. Eisenstat
     Stephen J. Gutman
     Peter A. Harbeck
     Sebastiano Sterpa

Officers
     Peter A. Harbeck, President
     Peter C. Sutton, Treasurer
     Robert M. Zakem, Secretary
     Michael Cheah, Vice President
     Donna M. Handel, Vice President
        and Assistant Treasurer
     James T. McGrath, Vice President
     J. Steven Neamtz, Vice President
     Peter E. Pisapia, Vice President
        and Assistant Secretary
     John Risner, Vice President
     Patrick Cronin, Assistant Treasurer
     Laura E. Filippone, Assistant Treasurer
     Cheryl L. Hawthorne, Assistant Treasurer
     Keith E. Roach, Assistant Treasurer
     Stacey V. Morrison, Assistant Secretary
     Abbe P. Stein, Assistant Secretary

Investment Adviser
     SunAmerica Asset Management Corp.
     The SunAmerica Center
     733 Third Avenue
     New York, NY 10017-3204

Distributor
     SunAmerica Capital Services, Inc.
     The SunAmerica Center
     733 Third Avenue
     New York, NY 10017-3204

Shareholder Servicing Agent
     SunAmerica Fund Services, Inc.
     The SunAmerica Center
     733 Third Avenue
     New York, NY 10017-3204

Custodian and Transfer Agent
     State Street Bank and Trust Company
     P.O. Box 419572
     Kansas City, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed thereon.


Distributed by:
SunAmerica Capital Services, Inc.

[LOGO OF AIG INC.]